As filed with the Securities and Exchange Commission on May 23, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08270

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

(Exact name of registrant as specified in charter)

601 Union Street, Suite 3525, Seattle, WA 98101

(Address of principal executive offices) (Zip code)

Michele T. Mosca

601 Union Street, Suite 3525, Seattle, WA 98101

(Name and address of agent for service)

(800) 248-6314

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Item 1. Reports to Stockholders.

RAINIER FUNDS    March 31, 2017

Annual Report

Rainier Large Cap Equity Fund

Rainier Mid Cap Equity Fund

Rainier Small/Mid Cap Equity Fund

MN Rainier Intermediate Fixed Income Fund

Rainier International Discovery Fund

RAINIER FUNDS    March 31, 2017

This report and the financial statements contained herein are provided for the general information of the shareholders of the Rainier Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

601 Union Street, Suite 3525 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

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Letter to Shareholders

Dear Shareholders,

As president and chief executive officer of the Rainier Funds (the “Funds”), and on behalf of Rainier Investment Management, LLC, I would like to take the opportunity to express our appreciation for your valued investment in the Funds and your confidence in our investment approach and philosophy.

This Annual Report contains financial statements audited by Deloitte & Touche LP for the fiscal year ending March 31, 2017. This Report is designed to provide you with a detailed accounting for each of the Rainier Funds. Inside you will find investment commentaries followed by financial and operational information for each of the Rainier Funds for the 12 months ending March 31, 2017.

Our approach to investing remains constant and consistent. We have employed a conservative growth approach for over 25 years and continue to do so today. We seek opportunities in companies with relatively predictable profit and revenue growth at valuations that are reasonable. In the current environment, we have emphasized companies that are heavily skewed to the US in revenue generation, have little commodity or product pricing risk, and maintain reasonable and appropriate debt levels and fixed cost bases. Once again, we thank you for your trust and confidence in Rainier Funds.

Sincerely,

Michele Mosca

President & Chief Executive Officer

Rainier Mutual Funds

Past performance is not a guarantee of future results. Mutual fund investing involves risk; principal loss is possible. Opinions expressed are subject to change, are not guaranteed, and are not to be considered investment advice.

Quasar Distributors, LLC, Distributor

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Comments from the Investment Adviser

ABOUT THE INVESTMENT ADVISER:

The Investment Adviser to the Equity Funds is Rainier Investment Management, LLC® (“Rainier”) located in Seattle, Washington.

EQUITY MARKET COMMENTS

The twelve months ending March 31, 2017, were marked by high volatility and dramatic shifts in sector leadership. While domestic equity strategies posted positive returns, our growth style was at a disadvantage as the market shifted to value.

The British Exit (“Brexit”) complexity left investors perplexed in the second quarter of 2016. After the British voted to leave the European Union, geopolitical and economic uncertainties were amplified both in Europe and worldwide. With all of the uncertainty, the British currency collapsed and equity markets sold off hard for two days, though thankfully in orderly fashion. Then, as British and European officials responded with stimulus commitments, markets sighed relief and pivoted upward, gaining in each of the last three days of the quarter. The United States experienced little interruption in its improving economic activity, though the recovery remained in low gear.

The story of the global economy was possibly best revealed in the interest rate environment. Rates had fallen to multi-decade lows, and many highly rated long-term sovereign yields were negative. The implication was that one had to pay those treasuries a premium for the relative “safety” of (almost) preserving capital. Such an environment harkened to the Great Depression days of the 1930s, a much more austere environment of deflation and widespread desperation. Investors were concerned in general about anemic revenue growth opportunities in the world, high debt levels carried by many “less-than-blue-chip” governments and corporations and the perception of high exogenous unexpected event risk.

In June 2016, global equities went into a nosedive in the aftermath of the unexpected Brexit vote outcome. To the surprise of most, equities rallied sharply from that point, and by mid-August had gained nearly 10% off the June low. Some of those returns were conceded in the seasonally challenging month of September, as political uncertainties and nervousness about corporate debt leverage, capital adequacy of European banks and hawkish comments from Federal Reserve members led investors to pause and consolidate recent gains. When the Fed passed on raising rates at the September meeting and encouraging employment and decade-high consumer confidence data were released, the markets stabilized and edged back up as the quarter came to a close.

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During the third quarter of 2016, most economists agreed that the economy was improving, even if at a relatively moderate pace. They projected that GDP would grow at a higher rate in the second half of 2016 than the estimated 1.9% rate of the first half of 2016. Most technology stocks had double-digit returns in this period, well ahead of any other sector. In addition, energy stocks rose as indications in September that Organization of Petroleum Exporting Countries (“OPEC”) would move to cut production by between 500,000 and a million barrels a day.

The most significant market-moving event of the year was the U.S. Presidential election. Donald Trump won the electoral vote, surprising almost all political pollsters and pundits. After pre-market weakness the day after the November 8th election, the S&P 500 staged an impressive gain of over 5.0% between November 9th and year-end. Trump’s perceived pro-business, pro-growth policies including deregulation, lower corporate taxes and infrastructure spending drove gains in financials, industrials and energy.

As we entered 2017, economic data were trending up. Fourth quarter GDP forecasts rose from 2.5% to 2.9%, and Global Purchasing Managers Index (“PMI”) numbers were stronger than expected. Analysts predicted S&P earnings to rise 8.0% in 2017. The U.S. Federal Reserve is expected to raise rates throughout 2017. In this environment, we expect stocks leveraged to an economic recovery and higher interest rates to continue to outperform. In our view, sectors positioned to benefit from current trends include financials, energy, materials and industrials. We believe health care valuations in industries such as biotech are beginning to look attractive. Many of these companies offer strong new product pipelines and valuations below historical norms.

Several risks remain, and we expect volatility throughout 2017. As details of the new Congress and President-elect Trump’s tax reform, health care, trade, and infrastructure spending policies emerge, markets will respond accordingly. Although unemployment is falling, the consumer is faced with challenges including higher health care and housing costs. Consumer confidence may falter if policy plans are not as positive as initially anticipated. In addition, low unemployment and resulting wage pressures are dampening the profitability of retailers, restaurants and homebuilders. The cross border tax is a critical issue for companies sourcing

See page 65 for index descriptions.

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Comments from the Investment Adviser

ABOUT THE INVESTMENT ADVISER:

The Investment Adviser to the MN Rainier Intermediate Fixed Income Fund is Manning & Napier, Inc., located in Fairport, New York.

a significant portion of their product overseas. Companies at risk include retailers, apparel vendors and auto makers, to name a few. Entities with high debt levels may also be disadvantaged if deductibility of interest is limited in order to pay for a lower corporate tax rate.

Gross domestic product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period.

Global Purchasing Managers Index (PMI) is an indicator of the economic health of the manufacturing sector and is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment.

FIXED INCOME COMMENTS

In the second quarter of 2016, Manning & Napier began to actively manage the MN Intermediated Fixed Income Fund. The belief remained strong in the value of the corporate bond sector but remained mindful that we were further along in the economic cycle and valuations were not as compelling as they were previously. Corporate and securitized credit positions (high-yield and investment-grade) were sold or reduced. In regard to government debt in general, our portfolios continued to have a sizeable allocation to Treasury Inflation-Protected Securities (TIPS), and we increased intermediate-term nominal U.S. Treasury exposure to diversify sector allocation and yield curve positioning. Our short duration positioning did not materially change as we believe a shorter duration remains in clients’ best interests because investors are still not being paid to take on significantly higher levels of interest rate risk (i.e., the term premium remains negative).

The Fund’s duration positioning did not materially change – it remained shorter than the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index but well within the Fund’s range on average of ±25% of the duration of the Index. We believe a duration that is less than the Index’s remains in clients’ best interests because investors are still not being paid to take on significantly higher levels of interest rate risk (i.e., the term premium, which is the excess yield that investors require to hold a long-term bond instead of a series of shorter-term bonds, remains negative.)

Manning & Napier Advisors, LLC, (Manning) and the Board of Trustees of the Rainier Funds made the decision to

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liquidate the MN Rainier Intermediate Fixed Income Fund (the “Fund”) as of May 1, 2017. Effective March 3, 2017, the Fund was closed to new investors and effective March 24, 2017, the Fund no longer accepted purchases or automatic investments from existing shareholders. In addition, Manning ceased actively investing the Fund’s assets in accordance with the Fund’s investment objective and policies and the Fund’s assets were converted into cash and cash equivalents on April 24, 2017. Accounts not redeemed by May 1, 2017, were automatically closed, and liquidated distributions, less any required tax withholdings, were sent to the address of record.

Duration is a measure of the sensitivity of the price – the value of principal – of a fixed-income investment to a change in interest rates.

See page 65 for index descriptions.

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FUND INVESTMENT RETURNS

Large Cap Equity Fund

COMMENTARY:

The Rainier Large Cap Institutional Equity Fund underperformed the S&P 500 Index by -3.99% for the one-year period ending March 31, 2017. We eliminated positions in apparel manufacturer PVH Corp. amidst a difficult retailing landscape and global biopharmaceutical company Bristol-Myers Squibb for better investment opportunities elsewhere. The top performers within consumer discretionary were innovative companies outside of the traditional retail and apparel segments, namely online ecommerce giant Amazon.com and residential and commercial flooring producer Mohawk Industries.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2017

	1 Year	3 Years*	5 Years*	10 Years*
Large Cap Equity - Institutional Shares	13.18%	7.06%	9.83%	5.50%
Large Cap Equity - Original Shares	12.75	6.71	9.49	5.20
S&P 500 Index	17.17	10.37	13.30	7.51
Russell 1000 Growth Index	15.76	11.27	13.32	9.13
Consumer Price Index	1.90	0.94	1.16	1.73

The Gross and Net Expense Ratios for Institutional Shares are 0.89% and 0.82%, respectively, and Original Shares are 1.19% and 1.12%, respectively, which are the amounts stated in the current prospectus as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/17.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Mutual Fund investing involves risk. Principal loss is possible. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced.

See page 65 for index descriptions.

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FUND INVESTMENT RETURNS

Mid Cap Equity Fund

COMMENTARY:

The Rainier Mid Cap Equity Institutional Fund underperformed the Russell Midcap® Index by -5.09% for the one-year period ending March 31, 2017. Technology was one of the top performing sectors with Fortinet and Skyworks Solutions being strong performers. Industrials is one of largest sectors in the portfolio with strong performers Fortive Corp. and Waste Connection. The portfolio remains overweight the industrials sector on expectations for strong global growth.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2017

	1 Year	3 Years*	5 Years*	10 Years*
Mid Cap Equity - Institutional Shares	11.94%	4.44%	8.39%	6.14%
Mid Cap Equity - Original Shares	11.68	4.15	8.10	5.86
Russell Midcap Index	17.03	8.48	13.09	7.94
Russell Midcap Growth Index	14.07	7.88	11.95	8.13
Consumer Price Index	1.90	0.94	1.16	1.73

The Gross and Net Expense Ratios for Institutional Shares are 1.13% and 1.10%, respectively, and Original Shares are 1.37% and 1.35%, respectively, which are the amounts stated in the current prospectuses as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/17.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Mutual Fund investing involves risk. Principal loss is possible. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced.

See page 65 for index descriptions.

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FUND INVESTMENT RETURNS

Small/Mid Cap Equity Fund

COMMENTARY:

The Rainier Small/Mid Cap Equity Institutional Fund underperformed the Russell 2500™ Index by -5.58% for the one-year period ending March 31, 2017. Technology was one of the top performing sectors with Lumentum Holdings, Ring Central, and Skyworks Solutions being strong performers. Energy was the worst performing sector of the market; however, stock selection and a portfolio underweight enabled the sector to contribute slightly to relative outperformance in the portfolio. Diamondback Energy, Inc., an exploration and production company, generated positive returns.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2017

	1 Year	3 Years*	5 Years*	10 Years*
Small/Mid Cap Equity - Institutional Shares	15.95%	4.71%	9.04%	5.23%
Small/Mid Cap Equity - Original Shares	15.58	4.37	8.71	4.94
Russell 2500 Index	21.53	7.43	12.60	7.71
Russell 2500 Growth Index	19.77	7.23	12.17	8.47
Consumer Price Index	1.90	0.94	1.16	1.73

The Gross Expense Ratio for Institutional Shares is 1.00% and for Original Shares is 1.33%, which are the amounts stated in the current prospectuses as of the date of this report.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Mutual Fund investing involves risk. Principal loss is possible. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 65 for index descriptions.

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FUND INVESTMENT RETURNS

Intermediate Fixed Income Fund

COMMENTARY:

The MN Rainier Intermediate Fixed Income Fund, Institutional Shares returned -0.39%, underperforming the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index by -0.81%, for the one-year period ending March 31, 2017. We believe the economic outlook is supportive of credit, so the Fund’s largest allocation was to the corporate sector. The Fund’s second largest weighting was to U.S. Treasury securities, which included some Treasury Inflation-Protected Securities (TIPS). The Fund had a notable allocation to U.S. Agency securities as well.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2017

	1 Year	3 Years*	5 Years*	10 Years*
Intermediate Fixed Income – Institutional Shares+	-0.39%	1.49%	1.69%	3.71%
Intermediate Fixed Income – Original Shares	-0.55	1.37	1.58	3.60
Bloomberg Barclays U.S. Intermediate Gov/Credit Bond Index	0.42	2.01	1.88	3.76
Citigroup 3-month Treasury Bill Index	0.34	0.15	0.11	0.61
Consumer Price Index	1.90	0.94	1.16	1.73

The Gross and Net Expense Ratios for Institutional Shares are 0.71% and 0.45%, respectively, and Original Shares are 0.81% and 0.55%, respectively, which are the amounts stated in the current prospectuses as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/17.

*Average annualized returns.

+ Institutional Shares commenced operations on 2/2/15. Performance for periods prior to 2/2/15 is based on the performance of the Original Shares adjusted for the 12b-1 fee of the Original Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Mutual Fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed and asset-backed securities may involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced.

See page 65 for index descriptions.

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FUND INVESTMENT RETURNS

International Discovery Fund

COMMENTARY:

The Rainier International Discovery Institutional Fund underperformed the MSCI ACWI ex USA Small Cap Index by -8.83% for the one-year period ending March 31, 2017. March 28, 2017 marked the Fund’s five-year anniversary since inception (March 28, 2012) and as of inception had outperformed the benchmark by 5.59%. Rainier’s portfolio team has established a number of new investment opportunities to potentially add to the portfolio, both in emerging and developed markets. In most cases these companies, like the existing portfolio holdings, have what we deem a sustainable competitive advantage, leading market position and substantial growth opportunities that we believe they can capitalize on.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Period ending March 31,

TOTAL RETURNS as of March 31, 2017

	1 Year	3 Years*	5 Years*	Since Inception*
International Discovery Fund - Institutional Shares	3.43%	3.90%	12.25%	12.27%
International Discovery Fund - Class A Shares (with sales charge)+	-2.78	1.61	10.67	10.69
MSCI ACWI ex USA Small Cap Net TR	12.26	2.46	6.68	6.68
Consumer Price Index	1.90	0.94	1.16	1.23

Inception date 3/28/12

The Gross and Net Expense Ratios for Institutional Shares are 1.32% and 1.26%, respectively, and Class A Shares are 1.65% and 1.51%, respectively, which are the amounts stated in the current prospectus as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/18.

*Average annualized returns.

+Class A Shares commenced operations on 11/30/12. Performance for periods prior to 11/30/12 is based on the performance of the Institutional Shares adjusted for the 12b-1 fee for the Class A Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Mutual Fund investing involves risk; Principal loss is possible. Small- and medium- capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. The fund may invest in derivatives which may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced.

See page 65 for index descriptions.

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Fund Expenses (Unaudited)

Rainier Funds

March 31, 2017

EXPENSE EXAMPLES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Original Class and Class A only); and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested 10/1/16 and held for the entire period from 10/1/16 to 3/31/17.

ACTUAL EXPENSES

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed annual rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

LARGE CAP EQUITY FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,075.50	$1,077.70	$1,018.70	$1,020.54
Expenses Paid during Period*	$6.47	$4.56	$6.29	$4.43

* For each class of the Fund, ‘Expenses Paid during Period’ are equal to the annualized expense ratio for the class during the six month period (1.25% for Original, 0.88% for Institutional), multiplied by 182/365 to pro-rate for the six month period. This result is then multiplied by the average account value over the period.

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MID CAP EQUITY FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,068.40	$1,069.80	$1,018.20	$1,019.45
Expenses Paid during Period*	$6.96	$5.68	$6.79	$5.54

* For each class of the Fund, ‘Expenses Paid during Period’ are equal to the annualized expense ratio for the class during the six month period (1.35% for Original, 1.10% for Institutional), multiplied by 182/365 to pro-rate for the six month period. This result is then multiplied by the average account value over the period.

SMALL/MID CAP EQUITY FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,101.80	$1,103.70	$1,017.80	$1,019.50
Expenses Paid during Period*	$7.49	$5.72	$7.19	$5.49

* For each class of the Fund, ‘Expenses Paid during Period’ are equal to the annualized expense ratio for the class during the six month period (1.43% for Original, 1.09% for Institutional), multiplied by 182/365 to pro-rate for the six month period. This result is then multiplied by the average account value over the period.

INTERMEDIATE FIXED INCOME FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$983.90	$984.70	$1,022.19	$1,022.69
Expenses Paid during Period*	$2.72	$2.23	$2.77	$2.27

* For each class of the Fund, ‘Expenses Paid during Period’ are equal to the annualized expense ratio for the class during the six month period (0.55% for Original, 0.45% for Institutional), multiplied by 182/365 to pro-rate for the six month period. This result is then multiplied by the average account value over the period.

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Fund Expenses (Unaudited)

Rainier Funds

March 31, 2017 continued

INTERNATIONAL DISCOVERY FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Class A	Institutional	Class A	Institutional
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$990.40	$991.60	$1,017.35	$1,018.55
Expenses Paid during Period*^	$7.54	$6.36	$7.64	$6.44

* For each class of the Fund, ‘Expenses Paid during Period’ are equal to the annualized expense ratio for the class during the six month period (1.52% for Class A, 1.28% for Institutional), multiplied by 182/365 to pro-rate for the six month period. This result is then multiplied by the average account value over the period.

^ Reflects expenses related to the reorganization of the Fund. Absent these expenses, the actual ‘Expenses Paid during Period’ would be $7.44 for Class A and $6.21 for Institutional.

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SCHEDULES OF INVESTMENTS March 31, 2017

Rainier Large Cap Equity Fund

Sector Representation as of March 31, 2017 (% of net assets)

COMMON STOCKS (98.1%)
	Shares	Value
CONSUMER DISCRETIONARY (12.6%)
Amazon.com, Inc.*	3,670	$3,253,602
Comcast Corp. Cl. A	32,520	1,222,427
Mohawk Industries, Inc.*	6,220	1,427,428
Newell Brands, Inc.	31,910	1,505,195
O’Reilly Automotive, Inc.*	7,600	2,050,784
Starbucks Corp.	33,000	1,926,870
The Home Depot, Inc.	15,950	2,341,938
Total Consumer Discretionary		13,728,244

CONSUMER STAPLES (7.0%)
Church & Dwight Co., Inc.	22,246	1,109,408
Constellation Brands, Inc. Cl. A	13,390	2,170,117
Costco Wholesale Corp.	9,655	1,619,047
Monster Beverage Corp.*	33,520	1,547,618
Spectrum Brands Holdings, Inc.	8,150	1,132,932
Total Consumer Staples		7,579,122

ENERGY (7.0%)
Anadarko Petroleum Corp.	16,810	1,042,220
Cimarex Energy Co.	7,180	857,938
Concho Resources, Inc.*	7,700	988,218
Continental Resources, Inc.*	17,850	810,747

	Shares	Value
EOG Resources, Inc.	11,370	$1,109,144
Newfield Exploration Co.*	28,850	1,064,854
Schlumberger Ltd.^	22,253	1,737,959
Total Energy		7,611,080

FINANCIALS (12.7%)
BlackRock, Inc.	6,650	2,550,341
CME Group, Inc.	10,330	1,227,204
Intercontinental Exchange, Inc.	28,340	1,696,716
JPMorgan Chase & Co.	44,080	3,871,987
Raymond James Financial, Inc.	22,060	1,682,296
The Goldman Sachs Group, Inc.	12,190	2,800,287
Total Financials		13,828,831

HEALTH CARE (11.5%)
Alexion Pharmaceuticals, Inc.*	11,970	1,451,243
Boston Scientific Corp.*	43,070	1,071,151
Celgene Corp.*	12,520	1,557,864
Regeneron Pharmaceuticals, Inc.*	4,610	1,786,421
Shire plc - ADR^	13,730	2,392,178
The Cooper Cos., Inc.	8,050	1,609,114

The accompanying notes are an integral part of these financial statements.

P / 17

SCHEDULES OF INVESTMENTS March 31, 2017

Rainier Large Cap Equity Fund

continued

	Shares	Value
UnitedHealth Group, Inc.	12,670	$2,078,007
Universal Health Services, Inc. Cl. B.	4,390	546,335
Total Health Care		12,492,313

INDUSTRIALS (14.1%)
Cintas Corp.	15,490	1,960,105
Delta Air Lines, Inc.	25,370	1,166,005
Fortive Corp.	30,070	1,810,816
Ingersoll-Rand plc^	10,700	870,124
Kansas City Southern	12,240	1,049,702
Northrop Grumman Corp.	5,420	1,289,093
Raytheon Co.	13,210	2,014,525
Stericycle, Inc.*	13,620	1,128,962
Union Pacific Corp.	19,108	2,023,919
Waste Connections, Inc.^	22,620	1,995,536
Total Industrials		15,308,787

INFORMATION TECHNOLOGY (26.1%)
Adobe Systems, Inc.*	5,370	698,798
Alphabet, Inc. Cl. A*	4,636	3,930,401
Apple, Inc.	28,410	4,081,381
Broadcom Ltd.^	5,350	1,171,436
Facebook, Inc. Cl. A*	22,550	3,203,227
FleetCor Technologies, Inc.*	10,010	1,515,814
Intel Corp.	57,840	2,086,289
MasterCard, Inc. Cl. A	16,140	1,815,266
Microsoft Corp.	64,260	4,232,164
salesforce.com, Inc.*	15,670	1,292,618
Total System Services, Inc.	27,030	1,445,024
Visa, Inc. Cl. A	32,670	2,903,383
Total Information Technology		28,375,801

MATERIALS (4.1%)
Axalta Coating Systems Ltd.*^	36,300	1,168,860
The Sherwin-Williams Co.	5,320	1,650,211
Vulcan Materials Co.	13,430	1,618,046
Total Materials		4,437,117

	Shares	Value
REAL ESTATE INVESTMENT TRUST (2.1%)
American Tower Corp.	19,030	$2,312,906
Total Real Estate Investment Trust		2,312,906

UTILITIES (0.9%)
American Water Works Co., Inc.	11,890	924,685
Total Utilities		924,685

TOTAL COMMON STOCKS
(Cost $80,454,440)		$106,598,886

SHORT TERM INVESTMENT (2.5%)
MONEY MARKET FUND (2.5%)
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio 0.27%**	2,743,858	2,743,858

Total SHORT TERM INVESTMENT
(Cost $2,743,858)		$2,743,858

TOTAL INVESTMENTS (100.6%)
(Cost $83,198,298)		$109,342,744

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.6%)		(610,909)

TOTAL NET ASSETS (100.0%)		$108,731,835

ADR - American Depository Receipt

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, LLC.

P / 18

SCHEDULES OF INVESTMENTS March 31, 2017

Rainier Mid Cap Equity Fund

Sector Representation as of March 31, 2017 (% of net assets)

COMMON STOCKS (98.0%)
	Shares	Value
CONSUMER DISCRETIONARY (12.3%)
Brunswick Corp.	24,000	$1,468,800
Burlington Stores, Inc.*	13,800	1,342,602
Dollar Tree, Inc.*	10,240	803,430
Expedia, Inc.	15,780	1,990,963
Live Nation Entertainment, Inc.*	38,360	1,164,993
Mohawk Industries, Inc.*	9,570	2,196,219
Newell Brands, Inc.	39,450	1,860,857
Norwegian Cruise Line Holdings Ltd.*^	26,850	1,362,101
Thor Industries, Inc.	16,200	1,557,306
Tractor Supply Co.	14,090	971,787
Ulta Salon Cosmetics & Fragrance, Inc.*	3,210	915,588
Total Consumer Discretionary		15,634,646

CONSUMER STAPLES (5.6%)
Casey’s General Stores, Inc.	5,840	655,540
Constellation Brands, Inc. Cl. A	8,760	1,419,733
Pinnacle Foods, Inc.	38,820	2,246,514
Snyder’s-Lance, Inc.	43,030	1,734,539
Spectrum Brands Holdings, Inc.	7,910	1,099,569
Total Consumer Staples		7,155,895

	Shares	Value
ENERGY (4.9%)
Concho Resources, Inc.*	8,690	$1,115,275
Continental Resources, Inc.*	19,440	882,965
Devon Energy Corp.	39,300	1,639,596
Diamondback Energy, Inc.*	11,020	1,142,939
Newfield Exploration Co.*	39,250	1,448,717
Total Energy		6,229,492

FINANCIALS (13.9%)
Bank of the Ozarks, Inc.	35,880	1,866,119
E*Trade Financial Corp.*	38,940	1,358,617
East West Bancorp, Inc.	35,350	1,824,414
First Republic Bank	19,460	1,825,543
Intercontinental Exchange, Inc.	31,620	1,893,089
KeyCorp	105,050	1,867,789
Progressive Corp.	50,430	1,975,847
Raymond James Financial, Inc.	17,310	1,320,061
Signature Bank*	7,780	1,154,474
Western Alliance Bancorp*	52,460	2,575,261
Total Financials		17,661,214

The accompanying notes are an integral part of these financial statements.

P / 19

SCHEDULES OF INVESTMENTS March 31, 2017

Rainier Mid Cap Equity Fund

continued

	Shares	Value
HEALTH CARE (11.6%)
DENTSPLY SIRONA, Inc.	29,720	$1,855,717
Hologic, Inc.*	33,030	1,405,426
Insulet Corp.*	38,650	1,665,429
NuVasive, Inc.*	32,460	2,424,113
Perrigo Co. plc^	24,680	1,638,505
PRA Health Sciences, Inc.*	18,210	1,187,838
Teleflex, Inc.	10,480	2,030,290
Universal Health Services, Inc. Cl. B.	9,410	1,171,075
Wright Medical Group NV*^	43,310	1,347,807
Total Health Care		14,726,200

INDUSTRIALS (16.1%)
A.O. Smith Corp.	55,500	2,839,380
Acuity Brands, Inc.	4,010	818,040
AMETEK, Inc.	28,170	1,523,434
Fortive Corp.	30,240	1,821,053
JetBlue Airways Corp.*	75,110	1,548,017
Lennox International, Inc.	9,470	1,584,331
Oshkosh Corp.	28,100	1,927,379
Quanta Services, Inc.*	43,270	1,605,750
Snap-On, Inc.	4,910	828,170
Tetra Tech, Inc.	39,360	1,607,856
The Middleby Corp.*	18,610	2,539,334
Waste Connections, Inc.^	21,620	1,907,316
Total Industrials		20,550,060

INFORMATION TECHNOLOGY (17.4%)
Cadence Design Systems, Inc.*	26,110	819,854
CoStar Group, Inc.*	11,660	2,416,185
Euronet Worldwide, Inc.*	20,720	1,771,975
FleetCor Technologies, Inc.*	7,880	1,193,269
Fortinet, Inc.*	48,740	1,869,179
Gartner, Inc.*	7,540	814,245
Lam Research Corp.	12,930	1,659,695
Marvell Technology Group Ltd.^	132,740	2,025,612
MAXIMUS, Inc.	18,630	1,158,786
Microsemi Corp.*	17,380	895,591
ON Semiconductor Corp.*	74,200	1,149,358

	Shares	Value
Palo Alto Networks, Inc.*	7,080	$797,774
Skyworks Solutions, Inc.	11,760	1,152,245
The Ultimate Software Group, Inc.*	7,230	1,411,368
Total System Services, Inc.	37,870	2,024,530
Tyler Technologies, Inc.*	6,590	1,018,550
Total Information Technology		22,178,216

MATERIALS (6.0%)
Axalta Coating Systems Ltd.*^	52,070	1,676,654
Eagle Materials, Inc.	21,920	2,129,309
The Sherwin-Williams Co.	6,410	1,988,318
Vulcan Materials Co.	15,020	1,809,609
Total Materials		7,603,890

REAL ESTATE INVESTMENT TRUST (7.0%)
Brixmor Property Group, Inc.	94,850	2,035,481
Equinix, Inc.	7,940	3,178,938
Extra Space Storage, Inc.	8,170	607,767
Hudson Pacific Properties, Inc.	43,410	1,503,722
Prologis, Inc.	31,140	1,615,543
Total Real Estate Investment Trust		8,941,451

UTILITIES (3.2%)
American Water Works Co., Inc.	19,920	1,549,179
Edison International	15,390	1,225,198
MDU Resources Group, Inc.	45,120	1,234,934
Total Utilities		4,009,311

TOTAL COMMON STOCKS
(Cost $98,285,877)		$124,690,375

P / 20

SHORT TERM INVESTMENT (2.9%)
	Shares	Value
MONEY MARKET FUND (2.9%)
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio 0.27%**	3,718,904	$3,718,904

TOTAL SHORT TERM INVESTMENT
(Cost $3,718,904)		$3,718,904

TOTAL INVESTMENTS (100.9%)
(Cost $102,004,781)		$128,409,279

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.9%)		(1,085,663)

TOTAL NET ASSETS (100.0%)		$127,323,616

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

P / 21

SCHEDULES OF INVESTMENTS March 31, 2017

Rainier Small/Mid Cap Equity Fund

Sector Representation as of March 31, 2017 (% of net assets)

COMMON STOCKS (97.7%)
	Shares	Value
CONSUMER DISCRETIONARY (9.9%)
Brunswick Corp.	66,020	$4,040,424
Burlington Stores, Inc.*	37,040	3,603,622
Dollar Tree, Inc.*	27,500	2,157,650
Live Nation Entertainment, Inc.*	70,490	2,140,781
Mohawk Industries, Inc.*	21,860	5,016,651
Norwegian Cruise Line Holdings Ltd.*^	74,080	3,758,078
Ollie’s Bargain Outlet Holdings, Inc.*	113,800	3,812,300
Thor Industries, Inc.	40,920	3,933,640
Tractor Supply Co.	38,770	2,673,967
Ulta Salon Cosmetics & Fragrance, Inc.*	8,690	2,478,649
Total Consumer Discretionary		33,615,762

CONSUMER STAPLES (3.5%)
Casey’s General Stores, Inc.	15,670	1,758,957
Pinnacle Foods, Inc.	100,750	5,830,403
Snyder’s-Lance, Inc.	105,510	4,253,108
Total Consumer Staples		11,842,468

ENERGY (4.0%)
Carrizo Oil & Gas, Inc.*	86,980	2,492,847
Diamondback Energy, Inc.*	33,060	3,428,818

	Shares	Value
Matador Resources Co.*	139,450	$3,317,516
Newfield Exploration Co.*	118,940	4,390,075
Total Energy		13,629,256

FINANCIALS (14.5%)
Bank of the Ozarks, Inc.	82,190	4,274,702
E*Trade Financial Corp.*	100,050	3,490,745
East West Bancorp, Inc.	106,610	5,502,142
Evercore Partners, Inc. Cl. A	78,520	6,116,708
First Republic Bank	52,120	4,889,377
Pinnacle Financial Partners, Inc.	56,860	3,778,347
Progressive Corp.	133,070	5,213,683
Raymond James Financial, Inc.	53,620	4,089,061
Signature Bank*	21,800	3,234,902
Synovus Financial Corp.	47,360	1,942,707
Western Alliance Bancorp*	133,080	6,532,897
Total Financials		49,065,271

HEALTH CARE (13.4%)
Amedisys, Inc.*	43,680	2,231,611
AMN Healthcare Services, Inc.*	43,510	1,766,506
Hologic, Inc.*	97,630	4,154,156

P / 22

	Shares	Value
Insulet Corp.*	100,320	$4,322,789
Ionis Pharmaceuticals, Inc.*	82,960	3,334,992
Natus Medical, Inc.*	80,610	3,163,942
NuVasive, Inc.*	77,270	5,770,524
Paratek Pharmaceuticals, Inc.*	61,210	1,178,293
Perrigo Co. plc^	44,570	2,959,002
PRA Health Sciences, Inc.*	49,970	3,259,543
Teleflex, Inc.	33,890	6,565,510
Universal Health Services, Inc. Cl. B.	25,270	3,144,852
Wright Medical Group NV*^	114,200	3,553,904
Total Health Care		45,405,624

INDUSTRIALS (18.4%)
A.O. Smith Corp.	130,250	6,663,590
Acuity Brands, Inc.	10,800	2,203,200
Apogee Enterprises, Inc.	56,260	3,353,659
Astec Industries, Inc.	36,940	2,271,625
Comfort Systems USA, Inc.	108,120	3,962,598
Granite Construction, Inc.	51,750	2,597,332
JetBlue Airways Corp.*	176,700	3,641,787
Lennox International, Inc.	24,100	4,031,930
Masonite International Corp.*^	29,950	2,373,537
Mercury Systems, Inc.*	141,190	5,513,470
On Assignment, Inc.*	82,070	3,982,857
Oshkosh Corp.	75,000	5,144,250
Quanta Services, Inc.*	116,480	4,322,573
Snap-On, Inc.	11,790	1,988,619
Tetra Tech, Inc.	115,520	4,718,992
The Middleby Corp.*	43,140	5,886,453
Total Industrials		62,656,472

INFORMATION TECHNOLOGY (19.7%)
Cadence Design Systems, Inc.*	68,600	2,154,040
CoStar Group, Inc.*	18,000	3,729,960
Coupa Software, Inc.*	134,620	3,419,348
Euronet Worldwide, Inc.*	43,310	3,703,871
FleetCor Technologies, Inc.*	17,660	2,674,254

	Shares	Value
Fortinet, Inc.*	80,970	$3,105,200
Gartner, Inc.*	18,650	2,014,014
Lam Research Corp.	28,700	3,683,932
Lumentum Holdings, Inc.*	71,920	3,836,932
Marvell Technology Group Ltd.^	150,940	2,303,344
Microsemi Corp.*	35,610	1,834,983
ON Semiconductor Corp.*	147,610	2,286,479
Orbotech Ltd.*^	89,020	2,870,895
OSI Systems, Inc.*	46,880	3,421,771
Palo Alto Networks, Inc.*	20,760	2,339,237
Paycom Software, Inc.*	67,960	3,908,380
Proofpoint, Inc.*	51,090	3,799,052
RingCentral, Inc. Cl. A*	220,210	6,231,943
Skyworks Solutions, Inc.	31,540	3,090,289
Total System Services, Inc.	77,500	4,143,150
Tyler Technologies, Inc.*	17,670	2,731,075
Total Information Technology		67,282,149

MATERIALS (4.1%)
Axalta Coating Systems Ltd.*^	133,540	4,299,988
Eagle Materials, Inc.	57,700	5,604,978
Vulcan Materials Co.	33,900	4,084,272
Total Materials		13,989,238

REAL ESTATE INVESTMENT TRUST (8.0%)
Brixmor Property Group, Inc.	153,770	3,299,904
Equinix, Inc.	15,670	6,273,798
Hudson Pacific Properties, Inc.	96,300	3,335,832
Monmouth Real Estate Investment Corp.	264,260	3,770,990
National Storage Affiliates Trust	150,520	3,597,428
Physicians Realty Trust	181,540	3,607,200
Retail Opportunity Investments Corp.	163,730	3,443,242
Total Real Estate Investment Trust		27,328,394

The accompanying notes are an integral part of these financial statements.

P / 23

SCHEDULES OF INVESTMENTS March 31, 2017

Rainier Small/Mid Cap Equity Fund

continued

	Shares	Value
UTILITIES (2.2%)
American Water Works Co., Inc.	54,270	$4,220,578
MDU Resources Group, Inc.	121,450	3,324,086
Total Utilities		7,544,664

TOTAL COMMON STOCKS
(Cost $254,622,070)		$332,359,298

SHORT TERM INVESTMENT (1.9%)
MONEY MARKET FUND (1.9%)
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio 0.27%**	6,374,669	6,374,669

TOTAL SHORT TERM INVESTMENT
(Cost $6,374,669)		$6,374,669

TOTAL INVESTMENTS (99.6%)
(Cost $260,996,739)		$338,733,967

OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)		1,381,558

TOTAL NET ASSETS (100.0%)		$340,115,525

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, LLC.

P / 24

SCHEDULES OF INVESTMENTS March 31, 2017

MN Rainier Intermediate Fixed Income Fund

Investment Allocation as of March 31, 2017 (% of net assets)

DEBT SECURITIES (98.5%)
	Principal Amount	Value
CORPORATE BONDS (44.0%)

AUTO COMPONENTS (2.3%)
Magna International, Inc.^
3.625%, 06/15/2024	$325,000	$331,892
Total Auto Components		331,892

BANKS (8.1%)
Bank of America Corp.
5.650%, 05/01/2018	570,000	593,193
Citigroup, Inc.
3.500%, 05/15/2023	205,000	206,772
JPMorgan Chase & Co.
4.950%, 03/25/2020	370,000	399,696
Total Banks		1,199,661

BEVERAGES (0.9%)
PepsiCo, Inc.
3.100%, 07/17/2022	125,000	128,509
Total Beverages		128,509

CAPITAL MARKETS (7.5%)
Morgan Stanley
5.000%, 11/24/2025	175,000	188,243
TD Ameritrade Holding Corp.
2.950%, 04/01/2022	135,000	136,758
The Goldman Sachs Group, Inc.
5.950%, 01/18/2018	572,000	590,803
7.500%, 02/15/2019	180,000	197,629
Total Capital Markets		1,113,433

	Principal Amount	Value
CHEMICALS (1.5%)
The Dow Chemical Co.
8.550%, 05/15/2019	$200,000	$226,833
Total Chemicals		226,833

CONSTRUCTION & ENGINEERING (0.9%)
Fluor Corp.
3.500%, 12/15/2024	130,000	133,450
Total Construction & Engineering		133,450

DIVERSIFIED FINANCIAL SERVICES (1.9%)
Rio Tinto Finance USA Ltd.^
3.750%, 06/15/2025	270,000	280,971
Total Diversified Financial Services		280,971

DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
AT&T, Inc.
5.200%, 03/15/2020	265,000	286,480
Total Diversified Telecommunication Services		286,480

ENERGY EQUIPMENT & SERVICES (2.6%)
Schlumberger Investment SA^
3.650%, 12/01/2023	365,000	381,044
Total Energy Equipment & Services		381,044

The accompanying notes are an integral part of these financial statements.

P / 25

SCHEDULES OF INVESTMENTS March 31, 2017

MN Rainier Intermediate Fixed Income Fund

continued

	Principal Amount	Value
REAL ESTATE INVESTMENT TRUST (1.6%)
American Tower Corp.
3.300%, 02/15/2021	$225,000	$228,360
Total Real Estate Investment Trust		228,360

INSURANCE (2.6%)
Assured Guaranty US Holdings, Inc.
5.000%, 07/01/2024	355,000	382,605
Total Insurance		382,605

METALS & MINING (1.9%)
Southern Copper Corp.
3.875%, 04/23/2025	280,000	282,490
Total Metals & Mining		282,490

MULTILINE RETAIL (1.8%)
Dollar General Corp.
3.250%, 04/15/2023	265,000	265,309
Total Multiline Retail		265,309

OIL, GAS & CONSUMABLE FUELS (7.6%)
BP Capital Markets plc^
3.535%, 11/04/2024	195,000	197,529
Chevron Corp.
1.790%, 11/16/2018	390,000	391,185
Kinder Morgan Energy Partners LP
4.300%, 05/01/2024	395,000	402,101
Petroleos Mexicanos^
4.500%, 01/23/2026	135,000	129,735
Total Oil, Gas & Consumable Fuels		1,120,550

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.9%)
QUALCOMM, Inc.
2.250%, 05/20/2020	135,000	135,360
Total Semiconductors & Semiconductor Equipment		135,360

TOTAL CORPORATE BONDS
(Cost $6,520,494)		$6,496,947

U.S. GOVERNMENT AGENCY (18.6%)
Federal Home Loan Mortgage Corp.
2.375%, 01/13/2022	2,000,000	2,037,536

	Principal Amount	Value
Federal National Mortgage Association
1.375%, 02/26/2021	$280,000	$275,226
2.625%, 09/06/2024	430,000	437,009

TOTAL U.S. GOVERNMENT AGENCY
(Cost $2,805,635)		$2,749,771

U.S. TREASURY OBLIGATIONS (35.9%)

U.S. TREASURY INFLATION PROTECTED SECURITIES (10.8%)†
0.125%, 04/15/2018	736,520	742,905
0.125%, 04/15/2020	839,946	852,720

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES
(Cost $1,593,460)		$1,595,625

U.S. TREASURY NOTES (25.1%)
1.625%, 04/30/2019	1,775,000	1,787,549
1.125%, 04/30/2020	300,000	296,250
1.625%, 04/30/2023	440,000	427,582
2.125%, 05/15/2025	468,000	461,026
1.625%, 05/15/2026	769,000	721,464

TOTAL U.S. TREASURY NOTES
(Cost $3,708,139)		$3,693,871

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $5,301,599)		$5,289,496

TOTAL DEBT SECURITIES
(Cost $14,627,727)		$14,536,214

SHORT TERM INVESTMENT (1.2%)
	Shares
MONEY MARKET FUND (1.2%)
First American Treasury Obligations Fund Cl. Z 0.41%*	177,125	177,125

TOTAL SHORT TERM INVESTMENT
(Cost $177,125)		$177,125

P / 26

Value
TOTAL INVESTMENTS (99.7%)
(Cost $14,804,852)	$14,713,339

OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)	39,167

TOTAL NET ASSETS (100.0%)	$14,752,506

†Principal amount of security is adjusted for inflation.

*Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

P / 27

SCHEDULES OF INVESTMENTS March 31, 2017

Rainier International Discovery Fund

Sector Representation as of March 31, 2017 (% of net assets)

COMMON STOCKS (97.7%)
	Shares	Value
AUSTRALIA (2.9%)
BlueScope Steel Ltd.	126,200	$1,182,071
Bapcor Ltd.*	358,680	1,597,604
Corporate Travel Management Ltd.	119,040	1,821,660
Domino’s Pizza Enterprises Ltd.	22,500	999,083
Total Australia		5,600,418

AUSTRIA (0.7%)
Raiffeisen Bank International AG	61,190	1,380,950
Total Austria		1,380,950

BELGIUM (1.7%)
Melexis NV	26,520	2,297,562
Umicore SA	18,170	1,035,096
Total Belgium		3,332,658

BRAZIL (1.7%)
Fleury SA	117,500	1,587,635
Raia Drogasil SA	87,100	1,640,672
Total Brazil		3,228,307

CANADA (7.7%)
Canadian Western Bank	64,900	1,436,257
CCL Industries, Inc. Cl. B	14,600	3,185,355

	Shares	Value
Chartwell Retirement Residences	129,700	$1,520,490
Dollarama, Inc.	41,040	3,401,149
Lundin Mining Corp.	236,100	1,329,766
NorthWest Healthcare Properties	168,380	1,335,796
Raging River Exploration, Inc.*	202,000	1,417,197
Tourmaline Oil Corp.*	53,000	1,181,675
Total Canada		14,807,685

CHINA (2.6%)
Sunny Optical Technology Group Co. Ltd.	343,000	2,506,903
TravelSky Technology Ltd.	1,025,000	2,421,540
Total China		4,928,443

DENMARK (6.4%)
Ambu A/S	50,930	2,190,977
Chr. Hansen Holdings A/S	44,960	2,885,754
FLSmidth & Co. A/S	32,240	1,724,435
NKT Holding A/S	33,220	2,436,623
Royal Unibrew A/S	37,860	1,594,511
Sydbank A/S	45,010	1,560,015
Total Denmark		12,392,315

P / 28

	Shares	Value
FRANCE (7.0%)
Alten SA	24,330	$1,865,669
BioMerieux	14,290	2,418,559
Eurofins Scientific SA	5,815	2,530,081
Orpea	33,050	3,172,501
Teleperformance	32,710	3,533,132
Total France		13,519,942

GERMANY (3.6%)
ADO Properties SA	38,650	1,386,218
Carl Zeiss Meditec AG	36,100	1,539,693
KION Group AG	27,890	1,821,785
Sartorius AG	25,620	2,248,016
Total Germany		6,995,712

HONG KONG (1.4%)
Techtronic Industries Co. Ltd.	675,500	2,733,639
Total Hong Kong		2,733,639

INDIA (5.0%)
Federal Bank Ltd.	1,330,170	1,873,320
Indiabulls Housing Finance Ltd.	119,180	1,831,244
Petronet LNG Ltd.	280,010	1,738,447
Supreme Industries Ltd.	64,129	1,079,088
UPL Ltd.	142,200	1,591,825
Vakrangee Ltd.	299,650	1,517,978
Total India		9,631,902

INDONESIA (0.8%)
Kalbe Farma Tbk	13,997,200	1,617,627
Total Indonesia		1,617,627

IRELAND (1.4%)
Kingspan Group plc	82,550	2,633,572
Total Ireland		2,633,572

ISLE OF MAN (0.7%)
GVC Holdings plc	150,090	1,379,327
Total Isle of Man		1,379,327

ISRAEL (0.3%)
Elbit Systems Ltd.	5,100	579,615
Total Israel		579,615

	Shares	Value
ITALY (6.5%)
Brembo SpA	40,280	$2,980,027
DiaSorin SpA	32,620	2,202,784
FinecoBank SpA	395,610	2,692,603
Moncler SpA	69,200	1,515,582
Prysmian SpA	66,040	1,745,793
Unione di Banche Italiane SpA	360,510	1,383,766
Total Italy		12,520,555

JAPAN (18.0%)
Alps Electric Co. Ltd.	61,100	1,731,523
Coca-Cola Bottlers Japan Inc.	54,100	1,744,534
Daifuku Co. Ltd.	98,100	2,445,230
Harmonic Drive Systems, Inc.	77,400	2,436,783
Hoshizaki Electric Co. Ltd.	30,600	2,407,761
Lion Corp.	150,000	2,697,386
MISUMI Group, Inc.	152,200	2,750,619
Nihon M&A Center, Inc.	71,700	2,331,393
Pigeon Corp.	73,900	2,359,782
Seria Co. Ltd.	72,600	3,130,154
Sumco Corp.	85,300	1,420,517
Suruga Bank Ltd.	75,200	1,583,300
Temp Holdings Co. Ltd.	156,400	2,913,623
THK Co Ltd.	74,600	1,878,234
Yaskawa Electric Corp.	136,900	2,747,100
Total Japan		34,577,939

MEXICO (1.0%)
Banregio Grupo Financiero S.A.B. de C.V.	318,100	1,899,366
Total Mexico		1,899,366

NETHERLANDS (2.1%)
Euronext NV	38,780	1,692,265
Koninklijke Wessanen NV	170,150	2,298,000
Total Netherlands		3,990,265

NEW ZEALAND (1.0%)
Fisher & Paykel Healthcare Corp. Ltd.	286,050	1,945,059
Total New Zealand		1,945,059

The accompanying notes are an integral part of these financial statements.

P / 29

SCHEDULES OF INVESTMENTS March 31, 2017

Rainier International Discovery Fund

continued

	Shares	Value
NORWAY (0.8%)
Aker BP ASA	99,680	$1,597,443
Total Norway		1,597,443

SWEDEN (3.8%)
NetEnt AB	185,760	1,492,606
Saab AB	76,240	3,218,694
SSAB AB Cl. A	319,550	1,264,913
Thule Group AB	78,770	1,321,236
Total Sweden		7,297,449

SWITZERLAND (7.7%)
Bachem Holding AG	11,170	1,322,580
Logitech International SA	68,560	2,180,039
OC Oerlikon Corp. AG	162,340	1,734,177
Temenos Group AG	31,170	2,477,045
VAT Group AG*	25,220	2,746,969
Vontobel Holding AG	44,220	2,529,632
Ypsomed Holding AG	9,640	1,833,395
Total Switzerland		14,823,837

TAIWAN (1.5%)
Advantech Co. Ltd.	222,000	1,858,383
Gourmet Master Co. Ltd.	114,000	1,078,290
Total Taiwan		2,936,673

THAILAND (2.0%)
Krungthai Card PCL	443,600	1,755,681
Tisco Financial Group PCL	994,500	2,076,548
Total Thailand		3,832,229

UNITED KINGDOM (9.4%)
Crest Nicholson Holdings plc	169,389	1,152,393
Dechra Pharmaceuticals plc	100,630	2,110,563
Domino’s Pizza Group plc	351,020	1,358,078
Elementis plc	494,840	1,792,993
JD Sports Fashion plc	357,210	1,724,400
Rightmove plc	22,040	1,101,241
Rotork plc	419,420	1,278,518
St. James’s Place plc	213,440	2,839,983

	Shares	Value
The Weir Group plc	81,650	$1,961,073
TP ICAP plc	469,260	2,730,956
Total United Kingdom		18,050,198

TOTAL COMMON STOCKS
(Cost $159,287,545)		$188,233,125

SHORT TERM INVESTMENT (2.1%)
MONEY MARKET FUND (2.1%)
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio 0.27%**	4,134,017	4,134,017

TOTAL SHORT TERM INVESTMENT
(Cost $4,134,017)		$4,134,017

TOTAL INVESTMENTS (99.8%)
(Cost $163,421,562)		$192,367,142

OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)		379,613

TOTAL NET ASSETS (100.0%)		$192,746,755

P / 30

Sector Diversification	Percentage
Industrials	21.5%
Financials	16.4%
Health Care	14.7%
Consumer Discretionary	13.6%
Information Technology	13.3%
Materials	7.3%
Consumer Staples	6.4%
Energy	3.1%
Real Estate	1.4%

TOTAL PORTFOLIO	97.7%

SHORT TERM INVESTMENTS AND OTHER ASSETS IN EXCESS OF LIABILITIES	2.3%

TOTAL NET ASSETS	100.0%

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

Securities are classified by country of major operations.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

P / 31

Statements of Assets and Liabilities

Rainier Funds

March 31, 2017

	LARGE CAP EQUITY FUND	MID CAP EQUITY FUND
ASSETS
Investments in securities, at cost (Note 2)	$83,198,298	$102,004,781

Investment in securities, at value (Note 2)	$109,342,744	$128,409,279
Cash	–	–
Cash, denominated in foreign currency (cost $505,954)	–	–
Receivables
Investment securities sold	–	902,768
Dividends and interest	34,776	59,747
Fund shares sold	48,361	69,145
Due from Adviser	–	–
Foreign tax reclaims	486	–
Prepaid expenses	25,239	35,623

Total Assets	109,451,606	129,476,562

LIABILITIES
Payables
Investment securities purchased	–	1,542,497
Fund shares redeemed	232,403	202,725
Distributions to shareholders	–	–
Due to Investment Adviser (Note 3)	59,148	102,031
Due under Distribution Plan – Original Shares (Note 6)	17,248	7,264
Accrued expenses	54,971	93,036
Deferred trustees compensation (Note 3)	356,001	205,393

Total Liabilities	719,771	2,152,946

Net assets	$108,731,835	$127,323,616

COMPONENTS OF NET ASSETS
Paid-in capital	$74,426,400	$96,175,434
Accumulated undistributed net investment income (loss)	(148,621)	(205,393)
Accumulated undistributed net realized gain (loss) on investments	8,309,641	4,949,077
Net unrealized appreciation (depreciation) on:
Investments	26,144,446	26,404,498
Foreign currency	(31)	–

Net assets	$108,731,835	$127,323,616

Original shares
Net assets applicable to shares outstanding	$80,455,042	$33,619,297
Shares outstanding	4,222,563	882,438
Net asset value, offering and redemption price per share	$19.05	$38.10

Institutional shares
Net assets applicable to shares outstanding	$28,276,793	$93,704,319
Shares outstanding	1,437,086	2,346,758
Net asset value, offering and redemption price per share	$19.68	$39.93

Class A shares
Net assets applicable to shares outstanding	–	–
Shares outstanding	–	–
Net asset value, offering and redemption price per share	–	–
Maximum offering price per share	–	–

The accompanying notes are an integral part of these financial statements.

P / 32

SMALL/MID CAP EQUITY FUND	INTERMEDIATE FIXED INCOME FUND	INTERNATIONAL DISCOVERY FUND

$260,996,739	$14,804,852	$163,421,562

$338,733,967	$14,713,339	$192,367,142
–	–	–
–	–	504,899

12,507,674	–	1,262,032
132,388	116,646	295,574
91,199	–	1,044,887
–	6,980	–
–	–	96,650
36,660	14,107	36,015

351,501,888	14,851,072	195,607,199

2,091,510	–	2,401,744
8,116,752	3,698	165,052
–	237	–
253,611	–	129,518
51,793	355	16,220
151,636	23,933	134,702
721,061	70,343	13,208

11,386,363	98,566	2,860,444

$340,115,525	$14,752,506	$192,746,755

$253,627,055	$15,452,008	$179,991,279
(721,061)	(70,580)	25,773
9,472,303	(537,409)	(16,212,986)

77,737,228	(91,513)	28,945,580
–	–	(2,891)

$340,115,525	$14,752,506	$192,746,755

$241,144,155	$4,062,074	–
6,602,786	340,061	–
$36.52	$11.95	–

$98,971,370	$10,690,432	$114,487,242
2,547,036	894,746	6,906,944
$38.86	$11.95	$16.58

–	–	$78,259,513
–	–	4,760,765
–	–	$16.44
–	–	$17.44

The accompanying notes are an integral part of these financial statements.

P / 33

Statements of Operations

Rainier Funds

For the fiscal year ending March 31, 2017

	LARGE CAP EQUITY FUND	MID CAP EQUITY FUND
INVESTMENT INCOME
Income
Dividends, net of foreign tax withholding of $2,806, $1,236, $0, $0, and $286,266, respectively	$1,585,277	$2,609,838
Interest	4,251	12,282

Total income	1,589,528	2,622,120

Expenses
Investment advisory fees (Note 3)	911,743	2,779,522
Sub-transfer agent fees (Note 3)	141,443	496,526
Distribution fees – Original shares (Note 6)	208,581	121,295
Administration fees* (Note 3)	74,532	175,473
Trustee fees (Note 3)	69,442	110,524
Registration expense	31,705	52,348
Reports to shareholders	13,766	72,159
Compliance fees	17,101	42,854
Audit fees	21,760	35,861
Legal fees	7,656	25,291
Tax service fees	–	–
Interest expense (Note 2)	185	957
Miscellaneous expense	15,298	46,535

Total expenses	1,513,212	3,959,345
Less: fees waived and expenses absorbed (Note 3)	(91,175)	(240,065)

Net expenses	1,422,037	3,719,280

Net investment income (loss)	167,491	(1,097,160)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	20,117,636	73,689,840
Foreign currency	–	–
Net change in unrealized appreciation/ depreciation on:
Investments	(5,392,875)	(46,748,688)
Foreign currency	(12)	–

Net realized and unrealized gain (loss) on investments	14,724,749	26,941,152

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,892,240	$25,843,992

*Includes administrator, transfer agent, fund accounting and custody fees.

The accompanying notes are an integral part of these financial statements.

P / 34

SMALL/MID CAP EQUITY FUND	INTERMEDIATE FIXED INCOME FUND	INTERNATIONAL DISCOVERY

$3,598,611	$14	$2,676,233
18,273	1,114,368	24,821

3,616,884	1,114,382	2,701,054

4,019,589	236,682	2,026,263
482,504	8,804	192,633
748,973	12,346	261,039
269,396	29,054	247,604
190,762	20,076	40,706
38,447	38,167	70,998
73,092	2,411	63,484
60,895	6,383	26,778
38,613	17,230	28,548
28,427	1,636	34,723
–	–	12,301
1,032	–	3,291
56,489	6,459	21,734

6,008,219	379,248	3,030,102

–	(153,889)	(212,943)

6,008,219	225,359	2,817,159

(2,391,335)	889,023	(116,105)

55,273,456	405,332	(11,520,040)
–	–	(162,211)

7,203,890	(1,629,332)	14,918,576
–	–	14,462

62,477,346	(1,224,000)	3,250,787

$60,086,011	$(334,977)	$3,134,682

The accompanying notes are an integral part of these financial statements.

P / 35

Statement of Changes in Net Assets

Rainier Funds

March 31, 2017

	LARGE CAP EQUITY FUND
Fiscal year ending March 31,	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income (loss)	$167,491	$30,977
Net realized gain (loss) on investments and foreign currency	20,117,636	47,699,880
Net change in unrealized appreciation / depreciation on investments and foreign currency	(5,392,887)	(57,417,631)

Increase (decrease) in net assets resulting from operations	14,892,240	(9,686,774)

Distributions to shareholders
From net investment income
Original shares	–	–
Institutional shares	(6,380)	–
Class A shares	–	–
From net realized gain on investments sold
Original shares	(10,612,890)	(18,496,447)
Institutional shares	(5,420,148)	(19,459,786)
Class A shares	–	–

Decrease in net assets from distributions	(16,039,418)	(37,956,233)

Capital share transactions
Proceeds from shares sold
Original shares	2,227,803	6,879,825
Institutional shares	2,581,468	16,171,737
Class A shares	–	–
Proceeds from shares reinvested
Original shares	10,526,839	18,239,045
Institutional shares	5,351,372	19,309,039
Class A shares	–	–
Cost of shares redeemed
Original shares	(19,102,735)	(39,246,039)
Institutional shares	(61,895,604)	(154,769,357)
Class A shares	–	–

Net increase (decrease) from capital share transactions	(60,310,857)	(133,415,750)

Net increase (decrease) in net assets	(61,458,035)	(181,058,757)

NET ASSETS
Beginning of Year	170,189,870	351,248,627

End of Year	$108,731,835	$170,189,870

Accumulated undistributed net investment gain (loss)	$(148,621)	$(309,732)

Original shares
Shares sold	113,728	282,473
Shares issued on reinvestment of distributions	581,915	908,319
Shares redeemed	(972,004)	(1,640,049)

Net increase (decrease) in shares outstanding	(276,361)	(449,257)

Institutional shares
Shares sold	126,451	699,833
Shares issued on reinvestment of distributions	286,783	939,156
Shares redeemed	(3,125,240)	(6,205,081)

Net increase (decrease) in shares outstanding	(2,712,006)	(4,566,092)

Class A shares
Shares sold	–	–
Shares issued on reinvestment of distributions	–	–
Shares redeemed	–	–

Net increase (decrease) in shares outstanding	–	–

The accompanying notes are an integral part of these financial statements.

P / 36

MID CAP EQUITY FUND		SMALL/MID CAP EQUITY FUND
2017	2016	2017	2016

$(1,097,160)	$(2,867,775)	$(2,391,335)	$(5,286,716)

73,689,840	68,845,166	55,273,456	127,310,902

(46,748,688)	(134,509,304)	7,203,890	(209,349,593)

25,843,992	(68,531,913)	60,086,011	(87,325,407)

–	–	–	–
–	–	–	–
–	–	–	–

(8,851,983)	(8,327,545)	(28,274,745)	(54,740,735)
(22,695,607)	(58,746,931)	(12,347,086)	(42,360,035)
–	–	–	–

(31,547,590)	(67,074,476)	(40,621,831)	(97,100,770)

2,995,968	7,727,827	9,745,598	40,345,777
28,149,815	111,506,323	9,878,928	37,926,184
–	–	–	–

8,764,756	7,972,117	28,047,642	54,033,792
22,496,442	58,028,585	12,327,990	42,277,912
–	–	–	–

(36,588,584)	(37,344,645)	(181,591,710)	(225,638,849)
(459,213,226)	(414,769,092)	(175,353,467)	(428,105,440)
–	–	–	–

(433,394,829)	(266,878,885)	(296,945,019)	(479,160,624)

(439,098,427)	(402,485,274)	(277,480,839)	(663,586,801)

566,422,043	968,907,317	617,596,364	1,281,183,165

$127,323,616	$566,422,043	$340,115,525	$617,596,364

$(205,393)	$(516,241)	$(721,061)	$(1,579,081)

71,134	157,069	270,170	966,626
240,922	176,452	806,894	1,440,517
(870,309)	(767,476)	(4,973,106)	(5,358,009)

(558,253)	(433,955)	(3,896,042)	(2,950,866)

631,200	2,203,937	258,317	905,802
590,458	1,241,253	333,730	1,070,327
(10,170,704)	(7,836,018)	(4,609,069)	(9,666,185)

(8,949,046)	(4,390,828)	(4,017,022)	(7,690,056)

–	–	–	–
–	–	–	–
–	–	–	–

–	–	–	–

The accompanying notes are an integral part of these financial statements.

P / 37

Statement of Changes in Net Assets

Rainier Funds

March 31, 2017

	INTERMEDIATE FIXED INCOME FUND
Fiscal year ending March 31,	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income (loss)	$889,023	$1,345,455
Net realized gain (loss) on investments and foreign currency	405,332	710,815
Net change in unrealized appreciation / depreciation on investments and foreign currency	(1,629,332)	(865,588)

Increase (decrease) in net assets resulting from operations	(334,977)	1,190,682

Distributions to shareholders
From net investment income
Original shares	(208,804)	(695,898)
Institutional shares	(680,160)	(657,108)
Class A shares	–	–
From net realized gain on investments sold
Original shares	(193,465)	(277,795)
Institutional shares	(1,306,239)	(473,931)
Class A shares	–	–

Decrease in net assets from distributions	(2,388,668)	(2,104,732)

Capital share transactions
Proceeds from shares sold
Original shares	4,439,499	5,775,782
Institutional shares	9,390,034	39,318,717
Class A shares	–	–
Proceeds from shares reinvested
Original shares	396,317	965,962
Institutional shares	1,983,177	1,131,039
Class A shares	–	–
Cost of shares redeemed
Original shares	(21,657,708)	(45,001,716)
Institutional shares	(37,639,983)	(12,062,177)
Class A shares	–	–

Net increase (decrease) from capital share transactions	(43,088,664)	(9,872,393)

Net increase (decrease) in net assets	(45,812,309)	(10,786,443)

NET ASSETS
Beginning of Year	60,564,815	71,351,258

End of Year	$14,752,506	$60,564,815

Accumulated undistributed net investment gain (loss)	$(70,580)	$(61,147)

Original shares
Shares sold	349,076	453,953
Shares issued on reinvestment of distributions	32,302	76,260
Shares redeemed	(1,724,044)	(3,517,045)

Net increase (decrease) in shares outstanding	(1,342,666)	(2,986,832)

Institutional shares
Shares sold	739,824	3,072,313
Shares issued on reinvestment of distributions	163,403	89,656
Shares redeemed	(3,086,223)	(953,052)

Net increase (decrease) in shares outstanding	(2,182,996)	2,208,917

Class A shares
Shares sold	–	–
Shares issued on reinvestment of distributions	–	–
Shares redeemed	–	–

Net increase (decrease) in shares outstanding	–	–

The accompanying notes are an integral part of these financial statements.

P / 38

INTERNATIONAL DISCOVERY FUND
2017	2016

$(116,105)	$(250,314)
(11,682,251)	(4,203,255)
14,933,038	5,468,116

3,134,682	1,014,547

–	–
–	–
–	–

–	–
–	(36,790)
–	(18,881)

–	(55,671)

–	–
73,098,443	55,577,422
52,333,976	112,992,149

–	–
–	24,445
–	18,715

–	–
(38,086,675)	(20,014,580)
(74,302,136)	(17,402,545)

13,043,608	131,195,606

16,178,290	132,154,482

176,568,465	44,413,983

$192,746,755	$176,568,465

$25,773	$(94,821)

–	–
–	–
–	–

–	–

4,535,287	3,471,861
–	1,540
(2,411,693)	(1,292,931)

2,123,594	2,180,470

3,301,733	7,140,810
–	1,185
(4,816,056)	(1,129,470)

(1,514,323)	6,012,525

The accompanying notes are an integral part of these financial statements.

P / 39

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Rainier Funds

For a capital share outstanding throughout the period

LARGE CAP EQUITY FUND – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2017	2016	2015	2014	2013

Net asset value, beginning of year	$19.93	$25.87	$29.84	$29.18	$27.60

Income (loss) from investment operations:
Net investment income (loss)*	0.07	0.03	0.03	0.02	0.18

Net realized and unrealized gain/(loss) on investments	2.41	(1.26)	3.75	5.76	2.01

Total from investment operations	2.48	(1.23)	3.78	5.78	2.19

Less distributions:
From net investment income	(0.00)§	–	0.00§	(0.16)	(0.18)

From net realized gains	(2.73)	(4.71)	(7.75)	(4.96)	(0.43)

Total distributions	(2.73)	(4.71)	(7.75)	(5.12)	(0.61)

Net asset value, end of year	$19.68	$19.93	$25.87	$29.84	$29.18

Total return	13.18%	(5.26%)	14.45%	20.42%	8.13%

Ratios/supplemental data:
Net assets, end of year (in millions)	$28.3	$82.7	$225.4	$395.6	$458.3

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.94%	0.89%	0.92%	0.90%	0.94%

After fees waived and expenses absorbed	0.87%	0.82%	0.84%	0.83%	0.92%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.36%	0.14%	0.10%	0.07%	0.67%

Portfolio turnover rate**	77.94%	63.30%	76.67%	81.53%	84.93%

*Computed using the average shares method.

§Amount is less than $0.01 per share.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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Rainier Funds

For a capital share outstanding throughout the period

LARGE CAP EQUITY FUND – ORIGINAL SHARES Fiscal year ending March 31,

	2017	2016	2015	2014	2013

Net asset value, beginning of year	$19.45	$25.43	$29.53	$28.91	$27.33

Income (loss) from investment operations:
Net investment income (loss)*	0.00§	(0.03)	(0.05)	(0.06)	0.09

Net realized and unrealized gain/(loss) on investments	2.33	(1.24)	3.70	5.70	2.01

Total from investment operations	2.33	(1.27)	3.65	5.64	2.10

Less distributions:
From net investment income	–	–	–	(0.06)	(0.09)

From net realized gains	(2.73)	(4.71)	(7.75)	(4.96)	(0.43)

Total distributions	(2.73)	(4.71)	(7.75)	(5.02)	(0.52)

Net asset value, end of year	$19.05	$19.45	$25.43	$29.53	$28.91

Total return	12.75%	(5.57%)	14.12%	20.09%	7.82%

Ratios/supplemental data:
Net assets, end of year (in millions)	$80.4	$87.5	$125.8	$163.5	$189.0

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.29%	1.19%	1.19%	1.19%	1.20%

After fees waived and expenses absorbed	1.22%	1.12%	1.12%	1.12%	1.18%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.00%	(0.13%)	(0.16%)	(0.20%)	0.35%

Portfolio turnover rate**	77.94%	63.30%	76.67%	81.53%	84.93%

*Computed using the average shares method.

§Amount is less than $0.01 per share.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

MID CAP EQUITY FUND – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2017	2016	2015	2014	2013

Net asset value, beginning of year	$44.65	$55.34	$54.44	$49.38	$45.32

Income (loss) from investment operations:
Net investment loss*	(0.13)	(0.20)	(0.23)	(0.21)	(0.08)
Net realized and unrealized gain/(loss) on investments	5.00	(5.02)	6.69	10.06	4.14

Total from investment operations	4.87	(5.22)	6.46	9.85	4.06

Less distributions:
From net realized gains	(9.59)	(5.47)	(5.56)	(4.79)	–

Total distributions	(9.59)	(5.47)	(5.56)	(4.79)	–

Net asset value, end of year	$39.93	$44.65	$55.34	$54.44	$49.38

Total return	11.94%	(9.87%)	12.90%	20.57%	8.96%

Ratios/supplemental data:
Net assets, end of year (in millions)	$93.7	$504.3	$868.1	$865.2	$732.4

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.17%	1.13%	1.11%	1.10%	1.10%

After fees waived and expenses absorbed	1.10%	1.07%	1.06%	1.05%	1.09%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	(0.30%)	(0.38%)	(0.42%)	(0.41%)	(0.19%)

Portfolio turnover rate**	115.13%	143.46%	137.02%	149.80%	131.10%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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Rainier Funds

For a capital share outstanding throughout the period

MID CAP EQUITY FUND – ORIGINAL SHARES Fiscal year ending March 31,

	2017	2016	2015	2014	2013

Net asset value, beginning of year	$43.11	$53.78	$53.21	$48.50	$44.62

Income (loss) from investment operations:
Net investment loss*	(0.24)	(0.32)	(0.38)	(0.37)	(0.20)
Net realized and unrealized gain/(loss) on investments	4.82	(4.88)	6.51	9.87	4.08

Total from investment operations	4.58	(5.20)	6.13	9.50	3.88

Less distributions:
From net realized gains	(9.59)	(5.47)	(5.56)	(4.79)	–

Total distributions	(9.59)	(5.47)	(5.56)	(4.79)	–

Net asset value, end of year	$38.10	$43.11	$53.78	$53.21	$48.50

Total return	11.68%	(10.13%)	12.57%	20.21%	8.70%

Ratios/supplemental data:
Net assets, end of year (in millions)	$33.6	$62.1	$100.8	$137.8	$210.2

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.44%	1.37%	1.36%	1.34%	1.35%

After fees waived and expenses absorbed	1.35%	1.35%	1.35%	1.35%	1.35%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	(0.55%)	(0.65%)	(0.71%)	(0.72%)	(0.47%)

Portfolio turnover rate**	115.13%	143.46%	137.02%	149.80%	131.10%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

SMALL/MID CAP EQUITY FUND – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2017	2016	2015	2014	2013

Net asset value, beginning of year	$37.37	$47.20	$50.43	$41.77	$37.93

Income (loss) from investment operations:
Net investment loss*	(0.11)	(0.19)	(0.26)	(0.19)	(0.09)
Net realized and unrealized gain/(loss) on investments	5.85	(4.09)	4.32	9.32	3.93

Total from investment operations	5.74	(4.28)	4.06	9.13	3.84

Less distributions:
From net realized gains	(4.25)	(5.55)	(7.29)	(0.47)	–

Total distributions	(4.25)	(5.55)	(7.29)	(0.47)	–

Net asset value, end of year	$38.86	$37.37	$47.20	$50.43	$41.77

Total return	15.95%	(9.69%)	9.64%	21.92%	10.12%

Ratios/supplemental data:
Net assets, end of year (in millions)	$99.0	$245.3	$672.8	$958.2	$1,055.6

Ratio of expenses to average net assets:	1.07%	1.00%	1.03%	1.01%	1.02%

Ratio of net investment income to average net assets	(0.29%)	(0.42%)	(0.53%)	(0.42%)	(0.23%)

Portfolio turnover rate**	122.29%	152.86%	133.58%	139.65%	121.29%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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Rainier Funds

For a capital share outstanding throughout the period

SMALL/MID CAP EQUITY FUND – ORIGINAL SHARES Fiscal year ending March 31,

	2017	2016	2015	2014	2013

Net asset value, beginning of year	$35.46	$45.23	$48.78	$40.54	$36.91

Income (loss) from investment operations:
Net investment loss*	(0.23)	(0.31)	(0.38)	(0.32)	(0.19)
Net realized and unrealized gain/(loss) on investments	5.54	(3.91)	4.12	9.03	3.82

Total from investment operations	5.31	(4.22)	3.74	8.71	3.63

Less distributions:
From net realized gains	(4.25)	(5.55)	(7.29)	(0.47)	–

Total distributions	(4.25)	(5.55)	(7.29)	(0.47)	–

Net asset value, end of year	$36.52	$35.46	$45.23	$48.78	$40.54

Total return	15.58%	(9.99%)	9.29%	21.55%	9.83%

Ratios/supplemental data:
Net assets, end of year (in millions)	$241.1	$372.3	$608.3	$771.9	$1,091.5

Ratio of expenses to average net assets:	1.39%	1.33%	1.33%	1.32%	1.29%

Ratio of net investment income to average net assets	(0.63%)	(0.73%)	(0.81%)	(0.73%)	(0.52%)

Portfolio turnover rate**	122.29%	152.86%	133.58%	139.65%	121.29%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

INTERMEDIATE FIXED INCOME FUND – INSTITUTIONAL SHARES

	Fiscal year ending March 31, 2017	Fiscal year ending March 31, 2016	February 2, 2015* through Mar. 31, 2015

Net asset value, beginning of year	$12.72	$12.88	$12.99

Income (loss) from investment operations:
Net investment income**	0.24	0.26	0.04

Net realized and unrealized gain/(loss) on investments	(0.29)	(0.01)	(0.10)

Total from investment operations	(0.05)	0.25	(0.06)

Less distributions:
From net investment income	(0.25)	(0.27)	(0.05)

From net realized gains	(0.47)	(0.14)	–

Total distributions	(0.72)	(0.41)	(0.05)

Net asset value, end of year	$11.95	$12.72	$12.88

Total return	(0.39%)	1.95%	(0.48	%)†

Ratios/supplemental data:
Net assets, end of year (in millions)	$10.7	$39.2	$11.2

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.76%	0.71%	2.92	%‡

After fees waived and expenses absorbed	0.45%	0.45%	0.45	%‡

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	1.90%	2.06%	2.68	%‡

Portfolio turnover rate***	64.80%	100.93%	204.86	%^

†Not annualized.

‡Annualized.

*Commencement of operations.

**Computed using the average shares method.

***Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

^Value reported is for period April 1, 2014 through March 31, 2015.

The accompanying notes are an integral part of these financial statements.

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Rainier Funds

For a capital share outstanding throughout the period

INTERMEDIATE FIXED INCOME FUND – ORIGINAL SHARES Fiscal year ending March 31,

	2017	2016	2015	2014	2013

Net asset value, beginning of year	$12.72	$12.88	$12.92	$13.31	$13.28

Income (loss) from investment operations:
Net investment income	0.23 *	0.25 *	0.25 *	0.30	0.38

Net realized and unrealized gain/(loss) on investments	(0.30)	(0.02)	0.11	(0.29)	0.11

Total from investment operations	(0.07)	0.23	0.36	0.01	0.49

Less distributions:
From net investment income	(0.23)	(0.25)	(0.25)	(0.30)	(0.38)

From net realized gains	(0.47)	(0.14)	(0.15)	(0.10)	(0.08)

Total distributions	(0.70)	(0.39)	(0.40)	(0.40)	(0.46)

Net asset value, end of year	$11.95	$12.72	$12.88	$12.92	$13.31

Total return	(0.55%)	1.85%	2.84%	0.08%	3.73%

Ratios/supplemental data:
Net assets, end of year (in millions)	$4.1	$21.4	$60.2	$107.0	$109.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.92%	0.81%	0.75%	0.74%	0.74%

After fees waived and expenses absorbed	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	1.81%	1.97%	1.89%	2.27%	2.82%

Portfolio turnover rate**	64.80%	100.93%	204.86%	136.10%	30.63%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

INTERNATIONAL DISCOVERY FUND – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2017		2016	2015	2014	2013

Net asset value, beginning of year	$16.02		$15.50	$15.58	$12.89	$10.02

Income (loss) from investment operations:
Net investment income	0.00§	*	(0.03)*	0.04 *	0.01 *	0.02
Net realized and unrealized gain on investments	0.56		0.56	0.62	2.95	2.88

Total from investment operations	0.56		0.53	0.66	2.96	2.90

Less distributions:
From net investment income	–		–	(0.01)	(0.01)	(0.03)
From net realized gains	–		(0.01)	(0.73)	(0.26)	–

Total distributions	–		(0.01)	(0.74)	(0.27)	(0.03)

Net asset value, end of year	$16.58		$16.02	$15.50	$15.58	$12.89

Total return	3.43%		3.47%	4.81%	23.15%	29.00%

Ratios/supplemental data:
Net assets, end of year (in millions)	$114.5		$76.6	$40.4	$30.3	$20.4

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.33%		1.31%	1.52%	1.61%	2.42%

After fees waived and expenses absorbed	1.26%+		1.25%	1.25%	1.25%	1.25%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.01%		(0.19%)	0.40%	0.08%	0.18%

Portfolio turnover rate**	123.12%		93.28%	110.73%	80.14%	78.16%

§Amount is less than $0.01 per share.

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

+ Expense ratio exceeds expense limitation due to recognition of expenses related to the Reorganization of the Fund. See Note 1.

The accompanying notes are an integral part of these financial statements.

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Rainier Funds

For a capital share outstanding throughout the period

INTERNATIONAL DISCOVERY FUND – CLASS A SHARES

	Fiscal Year Ending March 31,				Nov. 30, 2012* through Mar. 31, 2013
	2017	2016	2015	2014

Net asset value, beginning of year	$15.93	$15.45	$15.56	$12.89	$11.21

Income (loss) from investment operations:
Net investment income (loss)**	(0.02)	(0.09)	0.01	(0.10)	0.04
Net realized and unrealized gain/(loss) on investments	0.53	0.58	0.61	3.03	1.67

Total from investment operations	0.51	0.49	0.62	2.93	1.71

Less distributions:
From net investment income	–	–	–	(0.00)§	(0.03)
From net realized gains	–	(0.01)	(0.73)	(0.26)	–

Total distributions	–	(0.01)	(0.73)	(0.26)	(0.03)

Net asset value, end of year	$16.44	$15.93	$15.45	$15.56	$12.89

Total return	3.14%	3.22%	4.55%	22.91%	15.28	%†

Ratios/supplemental data:
Net assets, end of year (in millions)	$78.3	$99.9	$4.1	$2.9	$0.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.65%	1.64%	1.82%	1.83%	2.78	%‡

After fees waived and expenses absorbed	1.51%+	1.50%	1.50%	1.50%	1.50	%‡

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	(0.12%)	(0.56%)	0.06%	(0.66%)	0.89	%‡

Portfolio turnover rate***	123.12%	93.28%	110.73%	80.14%	78.16	%^

† Not annualized.

‡ Annualized.

§Amount is less than $0.01 per share.

*Commencement of operations.

**Computed using the average shares method.

***Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

^Value reported is for period April 1, 2012 through March 31, 2013.

+ Expense ratio exceeds expense limitation due to recognition of expenses related to the Reorganization of the Fund. See Note 1.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

Rainier Funds

March 31, 2017

NOTE 1. ORGANIZATION

The Rainier Investment Management Mutual Funds (the “Trust”) was organized as a statutory trust in Delaware on December 15, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of five separate series: Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund, Intermediate Fixed Income Fund and International Discovery Fund (each a “Fund”, and together the “Funds”).

The Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund and International Discovery Fund seek to maximize long-term capital appreciation. The Intermediate Fixed Income Fund seeks to provide investors with current income.

Each Fund offers two classes of shares. The International Discovery Fund offers Class A Shares and Institutional Shares; the other Funds offer Original Shares and Institutional Shares. Each class of shares represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the difference in the range of services provided to them and the Class A shares may be subject to a sales charge. The Class A Shares and Original Shares are subject to an annual distribution fee as described in Note 6. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. The Trust is authorized to issue an unlimited number of shares of each Fund and Class, with $0.01 par value.

On March 1, 2017, the Board of Trustees (the “Board”) approved an agreement and plan of reorganization for the International Discovery Fund into a newly created series of the Manning & Napier Fund, Inc. (the “Acquiring Fund”), subject to shareholder approval (the “Reorganization”). The Board approved the Fund’s paying a portion of the expenses related to the Reorganization because of the benefits expected for the Fund and its shareholders, including a lower advisory fee and lower net operating expenses in the Acquiring Fund. The Reorganization is expected to occur during the 3rd quarter of 2017.

Also on March 1, 2017, the Board approved a plan to liquidate the Intermediate Fixed Income Fund based on the recommendation of Manning & Napier due to the low asset level of the Fund. The Fund was liquidated on May 1, 2017.

On May 12, 2017, Hennessey Advisors agreed to acquire the assets of the Small/Mid Cap, Mid Cap and Large Cap Funds, subject to Board and shareholder approval. The Small/Mid Cap and Mid Cap Funds will be merged into the Hennessey Cornerstone Mid-Cap 30 Fund, and the Large Cap Fund will merge into the Hennessey Cornerstone Large-Growth Fund. Shareholders of these Rainier Funds will receive proxy materials related to the reorganizations, which is expected to occur during the 3rd quarter of 2017.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board.

P / 50

A) Security Valuation. Section 2(a) (41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Funds, in computing net asset value (“NAV”), to value portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available, the Board must value securities at “fair value determined in good faith.” The Board has delegated such responsibility to the Investment Adviser’s Pricing Committee (the “Pricing Committee”) pursuant to the Trust’s Security Valuation Policy. When market quotations are not available, deemed not suitable or a significant event has occurred, securities shall be fair valued by the Pricing Committee in accordance with the Security Valuation Policy. Pricing vendors may be unwilling or unable to obtain prices for certain securities, or may assign prices that do not reflect current market conditions. Certain securities, such as thinly traded securities, securities in which trading has been suspended, securities traded in certain foreign markets, etc. may be difficult to price. Additionally, significant events may affect the pricing of securities. A significant event is determined by the Pricing Committee and is defined as an event deemed material enough to impact the value of the security, such as news disruptive enough to cause a halt in trading, catastrophic news such as an earthquake or flood, or other news that would materially impact the price of a security. No one may change or authorize a change in a security price or otherwise deviate from the Security Valuation Policy without first obtaining approval from the Pricing Committee. The Board’s Fair Value Committee monitors and reviews the pricing methodologies utilized by the Pricing Committee when establishing fair values for securities and makes determinations as to whether or not the procedures were followed and the methodologies were reasonable.

Under current financial accounting standards, “fair value” means “the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.” Fair value pricing involves subjective judgments and there is no single standard for determining fair value.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy.

Level 1 – Unadjusted quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, current yields, credit quality, prepayment speeds for mortgage-related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, changes in benchmark securities indices and interest rates).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

Equity securities that are traded on national securities exchanges (including exchange-traded funds) are valued at the last reported sales price on the exchange where it is primarily traded. To the extent these securities have market quotes from active markets, they are classified as Level 1.

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Notes to Financial Statements

Rainier Funds

March 31, 2017

Foreign equity securities are generally valued at the last reported sale price on the exchange where it is primarily traded. In certain countries, market maker prices, usually the mean between the bid and ask prices, are used. The Trustees have retained an independent fair value pricing service to assist in valuing foreign securities held by the International Discovery Fund on a daily basis. The pricing service monitors the market daily for significant movement and systematically applies a fair value adjustment factor to foreign securities when certain criteria are met. When these securities are valued based on market quotes from active markets, they are classified as Level 1; when adjustment factors are used, these valuations are categorized as Level 2. The Funds also utilize the fair value pricing source for fixed income holdings in the Intermediate Fixed Income Fund on certain bond market holidays. When adjustment factors are used, these valuations are categorized as Level 2.

Debt securities held by the Intermediate Fixed Income Fund are valued by the Fund’s pricing vendors, which utilize an evaluated pricing methodology. Evaluated pricing is a technique used to value fixed-income securities without relying exclusively on quoted prices. It draws on market participant assumptions including quoted prices for similar assets, benchmark yield curves and other observable inputs. These are categorized as Level 2.

In the event that prices are not available from a pricing service, the Adviser’s Pricing Committee will determine a price in accordance with the Security Valuation Policy; these valuations may be categorized as Level 2 or 3 depending on the inputs to the valuations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments based on the major classification in the Schedules of Investments as of March 31, 2017:

Large Cap Equity Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$106,598,886	$ –	$ –	$106,598,886
Total Equity	106,598,886	–	–	106,598,886

Short-Term Investments	2,743,858	–	–	2,743,858
Total Investments in Securities	$109,342,744	$ –	$ –	$109,342,744

Mid Cap Equity Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$124,690,375	$ –	$ –	$124,690,375
Total Equity	124,690,375	–	–	124,690,375

Short-Term Investments	3,718,904	–	–	3,718,904
Total Investments in Securities	$128,409,279	$ –	$ –	$128,409,279

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Small/Mid Cap Equity Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$332,359,298	$ –	$ –	$332,359,298
Total Equity	332,359,298	–	–	332,359,298

Short-Term Investments	6,374,669	–	–	6,374,669
Total Investments in Securities	$338,733,967	$ –	$ –	$338,733,967

Intermediate Fixed Income Fund	Level 1	Level 2	Level 3	Total
Fixed Income
U.S. Treasury & Other Government Agency Obligations	$ –	$8,039,267	$ –	$8,039,267
Corporate Bonds	–	6,496,947	–	6,496,947
Total Fixed Income	–	14,536,214	–	14,536,214

Short-Term Investments	177,125	–	–	177,125
Total Investments in Securities	$177,125	$14,536,214	$ –	$14,713,339

International Discovery Fund	Level 1	Level 2	Level 3	Total
Equity^
Common Stocks	$188,233,125	$ –	$ –	$188,233,125
Total Equity	188,233,125	–	–	188,233,125

Short-Term Investments	4,134,017	–	–	4,134,017
Total Investments in Securities	$192,367,142	$ –	$ –	$192,367,142

The Funds recognize transfers between Levels at the end of the reporting period. There were no transfers between Levels when comparing the March 31, 2017 reporting period and the March 31, 2016 period.

^ See Schedule of Investments for additional detailed categorizations.

B) Security Transactions, Dividends, Interest and Distributions. Security transactions are recorded as of trade date. Dividend income is recognized on the ex-dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized using the interest method.

Distributions to shareholders are recorded on the ex-dividend date. Capital gains and income distributions, if any, are distributed at least annually.

C) Federal Income Taxes. The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to shareholders of the Funds. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in

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Notes to Financial Statements

Rainier Funds

March 31, 2017

accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

As of and during the year ended March 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the year, the Funds did not incur any interest or tax penalties. As of March 31, 2017, open tax years subject to examination included the tax years ended March 31, 2014 through 2016.

D) Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E) Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

F) Foreign Currency Translation. Values of investments, receivables and payables denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The Funds report gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. federal income tax purposes.

The Funds bear the risk of changes in foreign currency exchange rates and the impact on the value of assets and liabilities denominated in foreign currency.

G) Subsequent Events. Accounting standards require the Funds to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect or a statement that such an estimate cannot be made.

See Note 1 for organizational changes to the Funds subsequent to March 31, 2017. See Note 3 for changes to the Deferred Compensation Plan for Independent Trustees effective subsequent to March 31, 2017.

H) Line of Credit. The Trust has a $100 million unsecured line of credit with

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U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Prior to December 17, 2016, the limit for the line of credit was $200 million. Borrowings under this arrangement bear interest at the bank’s prime rate. At March 31, 2017, none of the Funds had a balance outstanding under the line of credit. During the year ended March 31, 2017, the Large Cap Equity Fund borrowed four times for maximum duration of one day, average balance of $455,250 and average interest rate of 3.70%. The Mid Cap Equity Fund borrowed seven times for maximum duration of three days, average balance of $710,615 and average interest rate of 3.78%. The Small/Mid Cap Equity Fund borrowed eleven times for maximum duration of three days, average balance of $682,400 and average interest rate of 3.68%. The International Discovery Fund borrowed twice for maximum duration of eight days, average balance of $4,230,750 and average interest rate of 3.55%. The Intermediate Fixed Income Fund did not borrow under the line of credit during the year ended March 31, 2017.

NOTE 3. COMMITMENTS, OTHER RELATED PARTY TRANSACTIONS AND OTHER AGREEMENTS

A) Investment Management Agreement. The Trust, on behalf of the Funds, has entered into an investment management agreement with the Investment Adviser and Manning & Napier (for the Intermediate Fixed Income Fund). Under the terms of the agreements, the Funds will pay an investment advisory fee equal to the following annual percentages of average daily net assets:

Large Cap Equity Fund	0.70%
Mid Cap Equity Fund	0.85%
Small/Mid Cap Equity Fund	0.85%
Intermediate Fixed Income Fund	0.50%
International Discovery Fund	1.00%

B) Fee Waivers and Expense Caps

Fee Waiver: The Investment Adviser has contractually agreed to waive fees and/or reimburse operating expenses for the Large Cap Equity Fund such that the annual rate of ordinary operating expenses is reduced by 0.07% through July 31, 2017.

The Investment Adviser has voluntarily undertaken to limit the sub-transfer agency expenses to no more than 0.10% of the average daily net assets of the Institutional Shares and 0.15% of the average daily net assets of the Original and A Shares of each Fund.

Expense Cap: Although not required to do so, the Investment Adviser and Manning & Napier (for the Intermediate Fixed Income Fund) have contractually agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average daily net assets, excluding acquired fund fees and expenses (indirect expenses resulting from investment in other investment companies), interest, taxes, brokerage commissions, extraordinary expenses and sales charges, will not exceed the following levels:

Fund Name	Class O	Class A	Class I
Large Cap Equity	1.29%	N/A	1.04%
Mid Cap Equity	1.35%	N/A	1.10%
Small/Mid Cap Equity	1.48%	N/A	1.23%
Intermediate Fixed Income	0.55%	N/A	0.45%
International Discovery	N/A	1.50%	1.25%

The Investment Adviser and Manning & Napier have contractually agreed to waive/reimburse expenses through July 31, 2017 (Large Cap, Mid Cap and Small/Mid Cap

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Notes to Financial Statements

Rainier Funds

March 31, 2017

Equity Funds) and July 31, 2018 (International Discovery Fund). The Intermediate Fixed Income Fund was liquidated on May 1, 2017. The Trust may terminate the contract with respect to one or more of the Funds and one or more share classes at any time. The contract also terminates in the event that the Management Agreement between the Trust and Investment Adviser is terminated.

Expenses reimbursed by the Investment Adviser or Manning & Napier may be recouped from the Funds. The recoupment period will be limited to three fiscal years from the fiscal year of the reimbursement and is subject to each Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations.

Overall operating expenses for each Fund will not fall below the applicable percentage limitation until the Investment Adviser or Manning & Napier have been fully reimbursed for fees foregone and expenses paid by the Investment Adviser or Manning & Napier under this agreement. At March 31, 2017, the amounts paid and available for recoupment are as follows:

Intermediate Fixed Income	$147,187
International Discovery	$388,633
Mid Cap	$115,384

The Investment Adviser may recapture a portion of the following amounts no later than March 31 of the years stated below:

	Intermediate Fixed Income	International Discovery	Mid Cap
2018	–	$104,389	$10,000
2019	–	$ 71,258	$13,251
2020	$147,187	$212,986	$92,133

C) Omnibus Fee Agreement. The Trust, on behalf of the Funds, has entered into an Omnibus Fee Agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“Fund Services”) and U.S. Bank, N.A. Fund Services serves as the administrator, transfer agent and fund accountant, and U.S. Bank, N.A., serves as the custodian to the Funds. For these services, the Funds pay a monthly fee based on the greater of an annual minimum or the annual rate of:

0.05% of first $3 billion of average daily net assets

0.04% of next $3 billion of average daily net assets

0.035% of next $4 billion of average daily net assets

0.025% of average daily net assets over $10 billion

The International Discovery Fund also pays global custody fees based upon assets and the number of transactions in each country in which the Fund invests.

The Trust will be subject to an annual minimum fee of $650,000; and the Funds are subject to a $25,000 per Fund annual minimum.

D) Other Related Parties. Certain officers and Trustees of the Funds are also officers and/or directors of the Investment Adviser or Manning & Napier and are not compensated by the Trust for their services to the Trust (except for a percentage of the Funds’ Chief Compliance Officer’s salary,

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which is paid by the Trust). The Independent Trustees receive an annual stipend (paid quarterly), a fee for each Board meeting attended, a fee for each committee chaired, and a reimbursement for out-of-pocket expenses incurred in connection with attending the meetings. All Trustee payments are allocated to the Funds based on net assets.

On December 10, 1998, the Trust approved a Deferred Compensation Plan for Independent Trustees (the “Compensation Plan”), allowing the Trustees to receive payment in cash or elect to defer payment from the Trust. The Compensation Plan provides for the creation of a recordkeeping account for each Trustee. Each Trustee that elects to defer payment designates an allocation of the deferred payments among the Funds. This account accumulates the deferred fees earned and is regularly adjusted to reflect a value of the investment elections. The Funds recognize the deferred compensation and the change in the value of the recordkeeping accounts as Trustee fees.

On March 1, 2017, the Board approved the termination of the Compensation Plan. The balance of the Compensation Plan was transferred by the Funds on April 19, 2017 into an escrow account but will remain an asset of the Funds until released.

NOTE 4. INVESTMENT TRANSACTIONS

The aggregate security purchases and sales proceeds, other than short-term obligations and U.S. government securities, for the year ended March 31, 2017, were as follows:

Fund	Purchases	Sales Proceeds
Large Cap Equity	$101,239,705	$180,584,077
Mid Cap Equity	$371,228,881	$832,323,846
Small/Mid Cap Equity	$565,960,306	$909,719,111
Intermediate Fixed Income	$14,008,169	$42,923,070
International Discovery Fund	$278,840,693	$234,888,407

The Intermediate Fixed Income Fund purchased $15,144,988 and sold $30,468,918 of U.S. government securities. There were no purchases or sales of U.S. government securities by the Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund, and International Discovery Fund.

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Notes to Financial Statements

Rainier Funds

March 31, 2017

NOTE 5. INCOME TAXES

As of March 31, 2017, the components of distributable accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Equity Fund	Mid Cap Equity Fund	Small/Mid Cap Equity Fund	Intermediate Fixed Income Fund	International Discovery Fund
Cost of investments for tax purposes	$83,609,784	$103,974,522	$265,997,598	$14,804,852	$164,874,481

Gross tax unrealized appreciation	26,871,645	27,797,222	81,517,437	63,497	30,635,271
Gross tax unrealized depreciation	(1,138,685)	(3,362,465)	(8,781,068)	(155,010)	(3,142,610)
Net tax unrealized appreciation/depreciation on investments	25,732,960	24,434,757	72,736,369	(91,513)	27,492,661
Undistributed ordinary income	1,948,573	3,069,778	8,817,191	–	38,981
Undistributed long-term capital gains	6,979,934	3,849,040	5,687,476	–	–
Other accumulated earnings	(356,032)	(205,393)	(752,566)	(607,989)	(14,776,166)
Total accumulated earnings (losses)	$34,305,435	$31,148,182	$86,488,470	$(699,502)	$12,755,476

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related to equalization, net operating losses, wash sale loss deferrals and adjustments made on the sale of partnership investments. These classifications have no effect on net assets or net asset value per share. For the year ended March 31, 2017, the following table shows the reclassifications made:

	Paid-In- Capital	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Loss
Large Cap Equity Fund	$17,003,521	$ –	$(17,003,521)
Mid Cap Equity Fund	34,034,304	1,408,008	(35,442,312)
Small/Mid Cap Equity Fund	22,192,171	3,249,355	(25,441,526)
Intermediate Fixed Income Fund	–	(9,492)	9,492
International Discovery Fund	–	236,699	(236,699)

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The Funds are required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. As of March 31, 2017, the following Funds deferred, on a tax basis, post-October losses and late year ordinary losses as shown in the table below:

	Large Cap Equity	Mid Cap Equity	Small/Mid Cap Equity	Intermediate Fixed Income	International Discovery
Capital Loss Carryovers*	–	–	–	–	$14,578,206
Post-October Losses	–	–	–	$537,409	–
Late Year Ordinary Losses	–	–	–	–	–

* Capital losses have been deferred as short-term losses and can be applied against future short-term capital gains.

For tax purposes, post-October losses are not recognized until the first day of the following fiscal year.

The tax components of distributions paid during the year ended March 31, 2017, and 2016, were as follows:

	Year ended March 31, 2017		Year ended March 31, 2016
	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
Large Cap Equity Fund	$6,380	$16,033,038	–	$37,956,233
Mid Cap Equity Fund	$12,710,420	$18,837,170	–	$67,074,476
Small/Mid Cap Equity Fund	$334,196	$40,287,635	–	$97,100,770
Intermediate Fixed Income Fund	$1,297,304	$1,091,365	$1,539,097	$565,635
International Discovery Fund	–	–	–	$55,671

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of each Fund related to net capital gain to zero for the tax year ended March 31, 2017.

NOTE 6. DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Investment Adviser (as the distribution coordinator) at an annual rate of up to 0.25% of the average daily net assets of each

Fund’s Original Shares or Class A Shares. With respect to the Intermediate Fixed Income Fund, the annual rate is currently 0.10% of average daily net assets of the Fund’s Original Class Shares. The fee is paid as reimbursement for, or in anticipation of, expenses incurred by third parties or the Investment Adviser for distribution-related and shareholder servicing

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Notes to Financial Statements

Rainier Funds

March 31, 2017

activities related to each share class. Third party distribution and servicing expenses may be paid directly by the Funds or through the Investment Adviser in its administrative role for purposes of facilitating and monitoring payment under the Plan.

Quasar Distributors, LLC, (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares and is paid for its services by the Investment Adviser out of the fees received under the Plan and may be paid out of the Investment Adviser’s own resources. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

of Rainier Investment Management Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rainier Investment Management Mutual Funds (the “Funds”) comprising Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund, Intermediate Fixed Income Fund, and International Discovery Fund, as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Rainier Investment Management Mutual Funds as of March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

May 22, 2017

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General Information

Rainier Funds

March 31, 2017

TAX INFORMATION (UNAUDITED)

The percentage of dividend income distributed for the year ended March 31, 2017, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Large Cap Equity Fund 100.00%, Mid Cap Equity Fund 11.42%, and Small/Mid Cap Equity Fund 26.00%

The percentage of dividend income distributed for the year ended March 31, 2017, designated as qualified dividends received deduction available to corporate shareholders, is as follows: Large Cap Equity Fund 100.00%, Mid Cap Equity Fund 10.90%, and Small/Mid Cap Equity Fund 25.30%

The percentage of taxable ordinary income distributed for the year ended March 31, 2017, designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c), is as follows: Mid Cap Equity Fund 100.00%, Small/Mid Cap Equity Fund 100.00%, and Intermediate Fixed Income Fund 44.39%

For the year ended March 31, 2017, the Long-Term Capital Gains are designated as follows:

Large Cap Equity Fund	$22,600,804
Mid Cap Equity Fund	$52,871,474
Small/Mid Cap Equity Fund	$62,483,964
Intermediate Fixed Income Fund	$1,091,365
International Discovery Fund	–

For the year ended March 31, 2017, the Rainier International Discovery Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code.

Creditable Foreign Tax Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income
$285,108	$0.0413	100.00%

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Funds’ Proxy Voting Policy and Guidelines and the Funds’ voting records, without charge, upon request by contacting the Funds directly at 1-800-248-6314 or on the EDGAR Database on the SEC’s website at www.sec.gov.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

Each Fund will file its complete portfolio schedule with the Securities and Exchange Commission (SEC) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Funds’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

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Trustee and Officer Information

Rainier Funds

March 31, 2017

The following list is provided in this order: name, address, (year of birth), position(s) held with Trust, date initially elected or appointed+, principal occupation(s) during the past five years, number of Funds in complex overseen by Trustee, and other directorships held by Trustee. The Statement of Additional Information contains additional information about Fund Trustees and Officers and is available without charge, upon request, by calling 1-800-248-6314.

INDEPENDENT TRUSTEES

James E. Diamond, Jr.

601 Union St., Ste. 3525, Seattle, WA 98101 (1946), Trustee, March 1994, Private Investor and Consultant from 2014 to present; President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials), from 2003 to 2014, 5, None

Joan Enticknap

601 Union St., Ste. 3525, Seattle, WA 98101 (1950), Trustee, November 2012, Chief of Staff from 2013 to present; Strategic Initiatives Manager from 2010 to 2013. Board Member, President and Chief Operating Officer from 2001 to 2010 with HomeStreet Bank, 5, None

Gary L. Sundem

601 Union St., Ste. 3525, Seattle, WA 98101 (1944), Trustee, March 1994, Professor of Accounting Emertius from 2008 to present; Professor of Accounting from 1971 to 2008 with University of Washington, 5, None

INTERESTED TRUSTEES AND OTHER OFFICERS

Michele T. Mosca*

601 Union St., Ste. 3525, Seattle, WA 98101 (1972), Trustee, CEO and President, July 2016, President, Manning & Napier Investor

Services, Inc. from 2015 to present, Managing Director, Manning & Napier Advisors Funds Group from 2009 to present, 5, None

Elisa Enns*

601 Union St., Ste. 3525, Seattle, WA 98101 (1965), Chief Financial Officer, July 2016, Treasurer, May 2013, Director of Fund Finance and Financial Planning from 2011 to present; Financial Planning Analyst from 2010 to 2011 with Rainier. Strategic Operations Manager from 2007 to 2010 with Russell Investment Group

Jodi Hedberg*

601 Union St., Ste. 3525, Seattle, WA 98101 (1967), Chief Compliance Officer and AML Compliance Officer, April 2017, Director of Compliance from 2005 to present; Compliance Manager from 1995 to 2005 with Manning & Napier Advisors, LLC and affiliates, Corporate Secretary from 2006 to present with Manning & Napier Investor Services, Inc.

Richard B. Yates*

601 Union St., Ste. 3525, Seattle, WA 98101 (1965), Chief Legal Officer, May 2016, Chief Legal Officer, Manning & Napier, Inc., Manning & Napier Fund, Inc., Manning & Napier Advisors, LLC, and Exeter Trust Company from 2004 to present

Russell B. Simon

2020 E. Financial Way, Ste. 100, Glendora, CA 91741 (1980), Secretary, July 2016, Vice President of Fund Administration at U.S. Bancorp Fund Services, from 2011 to present, Senior Fund Administrator at Huntington Asset Services, 2002 to 2011

*Denotes “interested person,” as that is defined by the 1940 Act.

+Trustees and officers of the Fund serve until their resignation, removal or retirement.

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Directory of Funds’ Service Providers

Rainier Funds

March 31, 2017

INVESTMENT ADVISER

Rainier Investment Management, LLC

601 Union Street, Suite 3525

Seattle, WA 98101

INVESTMENT ADVISER – MN RAINIER INTERMEDIATE FIXED INCOME FUND

Manning & Napier

290 Woodcliff Drive

Fairport, NY 14450

DISTRIBUTOR

Quasar Distributors, LLC

777 East Wisconsin Ave.

Milwaukee, WI 53202

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

2020 East Financial Way, Suite 100

Glendora, CA 91741

CUSTODIAN

U.S. Bank, N.A.

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche, LLP

555 West 5th Street, Suite 2700

Los Angeles, CA 90013

LEGAL COUNSEL TO THE TRUST AND THE INDEPENDENT TRUSTEES

Paul Hastings, LLP

101 California Street, 48th Floor

San Francisco, CA 94111

The Funds’ SEC Investment Company Act file number is 811-8270.

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Index Descriptions

The Standard & Poor’s 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. The S&P 500 index components and their weightings are determined by S&P Dow Jones Indices.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell MidCap® Index is a subset of the Russell 1000 Index that includes approximately 800 of the smallest securities in the Russell 1000 Index based on market capitalization.

The Russell MidCap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500™ Index is a subset of the Russell 3000® Index (which measures the performance of the largest 3,000 U.S. companies) and includes 2,500 of the smallest securities in that index based on market capitalization.

The Russell 2500™ Growth Index includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Index is comprised of the 2,000 smallest companies in the Russell 3000 Index.

The Bloomberg Barclays U.S. Intermediate Gov/Credit Bond Index is an unmanaged index composed of all bonds covered by the Barclays Capital U.S. Government/Credit Index with maturities between one and 9.99 years.

The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by a monthly survey of U.S. Bureau of Labor Statistics.

The Citigroup 3-Month Treasury Bill Index (91-Day U.S. Treasury Bill Index) is an unmanaged index of equal dollar amounts of three-month Treasury Bills purchased at the beginning of each of three consecutive months.

The MSCI AC World ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets countries (excluding the United States) and 23 Emerging Markets Countries.

The indices are not available for investment and do not incur charges or expenses.

601 Union Street, Suite 3525 Seattle, WA 98101

800.248.6314 www.rainierfunds.com

The Funds’ SEC Investment Company Act file number is 811-8270.

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Privacy Policy

Rainier Investment Management Mutual Funds and Rainier Investment Management, LLC, the Investment Adviser to the Funds, collect non-public information about you from the following sources:

•	Information we receive from applications or other forms;

•	Information we receive from you through our website or email communication;

•	Information you may give us orally; and

•	Information about your transactions with others or us.

We do not disclose any non-public personal information about our customers or former shareholders to nonaffiliated third parties, except as required by law, such as in response to inquiries from governmental authorities. We may also disclose information to unaffiliated third parties, such as brokers or custodians, as permitted by law and as needed to provide agreed services to you. Rainier restricts access to your personal and account information to those employees who provide products and services to you. Additionally, we maintain physical, electronic and procedural safeguards to protect your non-public personal information. Please contact us directly with any specific questions about our data safeguards.

This document has been included for your reference and is not part of the Annual Report

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601 Union Street, Suite 3525 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

RA-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-248-6314.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gary L. Sundem is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant during the last two year fiscal years ended March 31, 2017 and 2016. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/2017	FYE 03/31/2016
Audit Fees	$120,275	$156,685
Audit-Related Fees	$9,000	$14,000
Tax Fees	$19,200	$25,165
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte and Touche, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 03/31/2017	FYE 03/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 03/31/2017	FYE 03/31/2016
Registrant	$19,200	$25,165
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 6, 2013.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rainier Investment Management Mutual Funds

By	/s/ Michele T. Mosca
Michele T. Mosca
Chief Executive Officer and President

Date	5/23/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Rainier Investment Management Mutual Funds

By	/s/ Michele T. Mosca
Michele T. Mosca
Chief Executive Officer and President

Date	5/23/2017

By	/s/ Elisa Enns
Elisa Enns
Chief Financial Officer and Treasurer

Date	5/23/2017